AUGUST 31, 2000

ANNUAL REPORT
--------------------------------------------------------------------------------
INVESCO Bond Funds, Inc.

HIGH YIELD FUND
SELECT INCOME FUND
TAX-FREE BOND FUND
U.S. GOVERNMENT SECURITIES FUND








"I'M PLEASED TO REPORT THAT OUR FUNDAMENTAL AND THEMATIC INVESTMENT APPROACH HELPED US AVOID MANY OF THE CREDIT PROBLEMS THAT AFFECTED OUR PEERS."
SEE PAGE 7













[INVESCO ICON]  INVESCO FUNDS(R)

A Member of the AMVESCAP Group

BONDS PROVIDE WELCOME DIVERSIFICATION IN A VOLATILE MARKET

FELLOW SHAREHOLDER:

Inside, you will find a summary of your fund's performance over the past year. As many of you know, the past few years have been difficult ones for most bond investors. Climbing interest rates sparked by worries of an overheating economy have had a negative impact on bond prices. Also, stellar returns from the stock market have led many investors to lose interest in bonds as an asset class -- leaving many with portfolios composed solely of equities.

Yet fixed-income securities, because of the steady stream of income they provide, offer unique advantages to today's investor. This income can substantially reduce the volatility of a portfolio, for example, while also providing cash for living expenses or alternative investments.

Although it is perhaps too early to declare the patience of bond investors vindicated, the past several months have seen most of the bond indexes move higher as many of the world stock markets have drifted lower. Inside, you will find details on how this has helped the performance of INVESCO's bond funds. You will also read about how our managers, while reluctant to predict the future movement of interest rates, see substantial value remaining in the bond markets.

Sincerely,



/s/Mark H. Williamson
---------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"FADING INTEREST RATE FEARS TRIGGERED A REBOUND IN GOVERNMENT BONDS THAT BENEFITED MORE INTEREST RATE-SENSITIVE ISSUES." - PAGE 3

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.................................1
FUND REPORTS.............................................3
AN INTERVIEW WITH JERRY PAUL.............................11
MARKET HEADLINES.........................................13
INVESTMENT HOLDINGS......................................14
FINANCIAL STATEMENTS.....................................33
NOTES TO FINANCIAL STATEMENTS............................45
FINANCIAL HIGHLIGHTS.....................................52
OTHER INFORMATION........................................60


                                         INVESCO BOND FUNDS, INC.
                                              TOTAL RETURN
                                         PERIODS ENDED 8/31/00(1)

                                                                                               Manager's
                                     Cumulative                             10 years* or         Report
Fund (Inception)                     6 months    1 year       5 years*   Since Inception+       Page #
---------------------------------------------------------------------------------------------------------
HIGH YIELD FUND-INVESTOR CLASS          0.38%     2.89%         8.75%           9.87%              4
--------------------------------------------------------------------------------------------------------
HIGH YIELD FUND-CLASS C (2/00)        (0.10%)       N/A           N/A          (0.52%)+            4
--------------------------------------------------------------------------------------------------------
SELECT INCOME FUND-INVESTOR CLASS       4.36%     5.78%         6.55%           8.69%              5
--------------------------------------------------------------------------------------------------------
SELECT INCOME FUND-CLASS C (2/00)       4.11%       N/A           N/A           4.24%+             5
--------------------------------------------------------------------------------------------------------
TAX-FREE BOND FUND-INVESTOR CLASS       6.68%     6.32%         5.13%           6.77%              7
--------------------------------------------------------------------------------------------------------
TAX-FREE BOND FUND-CLASS C (2/00)       6.24%       N/A           N/A           6.86%+             7
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
  -INVESTOR CLASS                       6.90%     9.12%         6.35%           7.72%              9
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
  -CLASS C (2/00)                       6.49%       N/A           N/A           7.64%+             9
--------------------------------------------------------------------------------------------------------

* AVERAGE ANNUALIZED
+ FOR FUNDS INTRODUCED MORE RECENTLY

YOUR FUND'S REPORT

FUND PERFORMANCE

Dear Shareholder:

The past year has been challenging for bond investors, as fixed-income securities struggled against rising interest rates and heightened competition from high-flying equities. The corporate debt market, in particular, was shadowed by technical pressures, including a flood of new issuance and renewed credit concerns -- particularly in the high-yield area.

RISING INTEREST RATES HURT BONDS

As you know, rising interest rates contribute to higher bond yields and declining bond prices. Beginning in June 1999, the Federal Reserve raised its targeted short-term interest rate six times, for a total increase of 1.75% over 15 months, in an effort to slow economic growth and head off inflation. The Fed's tightening monetary policy hindered interest rate-sensitive bonds at nearly all maturities on the yield curve. Longer-term government bonds were the lone exception, and they benefited from the Treasury's efforts to retire debt.

Interest rate pressures began to ease this summer. Signs of a moderating economy and benign inflation persuaded the Fed to leave interest rates unchanged as policymakers waited to assess the impact of previous moves. Fading interest rate fears triggered a rebound in government bonds that benefited more interest rate-sensitive issues.

Meanwhile, the corporate market continued to struggle against challenging technical pressures that were especially acute in the high yield market. For one thing, bonds had a difficult time competing against the high returns on equities.

GLUT OF NEW ISSUES AND HIGH PROFILE DEFAULTS ADD FURTHER PRESSURE

At the same time, the new issuance calendar remained heavy with companies willing to pay nearly any price for additional capital. Telecommunications providers accounted for much of this demand as they tried to meet the funding needs required to build high-speed data networks. These deals forced down prices of secondary issues and contributed to a significant widening of spreads over Treasuries. Adding to the pressures in the high yield market were several high profile defaults, which raised credit concerns that were aggravated by the prospect of a slowing economy.

While this environment has been frustrating for bond investors, we are confident that these technical pressures have created opportunities to invest in high-quality corporate issues that may be selling at a discount to their fundamentals. Furthermore, we believe that investors will again discover the diversification advantages of fixed-income investments, particularly if the equity market remains volatile.

INVESCO HIGH YIELD FUND


PIE CHART:  HIGH YIELD FUND
            ASSET DIVERSIFICATION
            AS OF 8/31/00

            [PIE CHART]

            % OF TOTAL ASSETS

            Corporate Bonds - Domestic.......64.75%
            Corporate Bonds - Foreign........17.30%
            Common and Preferred Stocks
               & Warrants....................11.68%
            Other.............................4.53%
            Cash & Cash Equivalents...........1.74%

For the one-year period ended August 31, 2000, the value of High Yield Fund-Investor Class shares rose 2.89%. This return doubled that of the Merrill Lynch High Yield Master Index, which rose just 1.40% over the period. (Of course, past performance is no guarantee of future results.)(1),(2)

Over the past year, the high yield market has struggled against an oversupply of new issues, renewed credit concerns and a volatile equities market. While this has been a challenging period for high yield investors, I'm pleased to report that our fundamental and thematic investment approach helped us avoid many of the credit problems that affected our peers.

Moreover, our intensive company-by-company research also enabled us to identify potential "big bang" events that others might have missed. For example, we benefited when Esat Holdings Ltd, an Irish telecommunications company, was purchased by British Telecom. The acquisition boosted the value of our Esat high yield bonds. We are waiting to see if British Telecom calls in our bonds at a premium. Even if it does not, the bonds have been effectively upgraded by the acquisition.

A number of the fund's successes occurred in the telecommunications market, validating our interest in that area. Consolidation continues to be a major driver in the telecommunications space, providing us with potential "big bang" events as our holdings are acquired by higher- rated players, or receive capital injections that earn them a credit upgrade. We believe that the telecommunications theme will continue to offer opportunities, although we warn that technical conditions and oversupply could keep pressure on valuations in the near-term.

Additionally, our electric utilities theme also helped our performance, reflecting ongoing deregulation and improved credit quality. Our energy and casino themes also remain intact, but have been downplayed recently given the high valuations on many of these bonds.

Going forward, we will continue to seek out opportunities to capitalize on potential credit improvements, which result from structural changes in industries such as telecommunications, electric utilities, and energy. We believe this strategy provides us a way to add value for our shareholders, while capitalizing on our intensive research capabilities. Because of our focus on these kind of special situations, the fund now has a higher weighting in investment-grade paper than we have had in the past. Nonetheless, we believe this focus on higher quality issues is prudent, given the recent shift from interest rate risk to credit risk within the high yield market.

FUND MANAGEMENT

JERRY PAUL, CFA, CPA
HIGH YIELD FUND,
SELECT INCOME FUND

JERRY PAUL IS THE DIRECTOR OF FIXED-INCOME INVESTMENTS AT INVESCO FUNDS GROUP. HE RECEIVED HIS BBA FROM THE UNIVERSITY OF IOWA, AND AN MBA FROM THE UNIVERSITY OF NORTHERN IOWA. BEFORE JOINING INVESCO FUNDS GROUP, JERRY WORKED FOR STEIN, ROE & FARNHAM INC., AS WELL AS QUIXOTE INVESTMENT MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1976. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

--------------------------------------------------------------------------------
                              HIGH YIELD FUND--
                         TOP 10 BOND HOLDINGS BY ISSUER
                       % of Total Net Assets as of 8/31/00
--------------------------------------------------------------------------------

Level 3 Communications...............................................6.22%
MetroNet Communications..............................................3.98%
Chancellor Media of Los Angeles......................................3.88%
Esat Holdings Ltd....................................................2.87%
PSI Net Inc..........................................................2.37%
United Rentals.......................................................2.36%
NEXTLINK Communications..............................................2.29%
NEXTLINK Communications LLC/NEXTLINK Capital.........................2.24%
RCN Corp.............................................................2.22%
Carson Inc...........................................................2.11%

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO HIGH YIELD FUND - INVESTOR CLASS
             GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund - Investor Class to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/00.

           INVESCO High Yield Fund         Merrill Lynch High Yield
           Investor Class                  Master Index (2)

8/90      $10,000                         $10,000
8/91       11,220                          12,026
8/92       13,223                          14,782
8/93       15,118                          17,090
8/94       15,174                          17,481
8/95       16,862                          20,152
8/96       18,781                          22,033
8/97       22,399                          25,307
8/98       23,393                          26,539
8/99       24,927                          27,606
8/00       25,647                          27,992

LINE GRAPH:  INVESCO HIGH YIELD FUND - CLASS C
             GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund - Class C to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 8/31/00.

             INVESCO High Yield Fund           Merrill Lynch High Yield
             Class C                           Master Index (2)
             02/00        $10,000                 $10,000
             08/00          9,952                  10,115

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DSITRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE MERRILL LYNCH HIGH YIELD MASTER TRUST INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH YIELD BOND MARKET.

INVESCO SELECT INCOME FUND

For the one-year period ended August 31, 2000, the value of Select Income Fund-Investor Class shares rose 5.78%. This return lagged that of the Lehman Government/Corporate Bond Index, which rose 7.29% during the same period. (Of course, past performance is no guarantee of future results.)(3),(4)

We are disappointed with our recent performance, which we attribute to a higher weighting in corporate bonds relative to many of our peers. Corporate bonds underperformed the Treasury market over the past year, as heavy new issuance and competition from the equities market contributed to widening yield spreads and weakening prices on secondary issues. The widening of spreads was exacerbated by a few well-publicized credit problems in the high yield market, which cast a shadow across the entire group. These pressures were especially pronounced among telecommunications issues, as the funding requirements of emerging carriers kept the high yield market flooded with telecom paper.

Despite these pressures, we saw our telecommunications theme validated this past year by several "big bang" events. One notable success was AT&T Canada, previously MetroNet Communications -- a longtime position. AT&T and British Telecom together own one-third of MetroNet Communi- cations, and are contractually obligated to acquire the rest. In this event, these companies may choose to retire the expensive high-yield bonds we own -- substantially benefiting our performance. Even if the bonds are left outstanding, spreads have already narrowed on the strength of AT&T and British Telecom's better credit quality. We believe that technology and industry dynamics will continue to drive consolidation in the telecommunications market, creating the opportunity for more "big bang" events such as this.

We also saw continued confirmation of our "electric utilities -- stranded cost theme" as companies such as Texas Utilities capitalize on deregulation, expanded market opportunities, and improved credit ratings. And while our casino and energy themes played less of a role in our performance this year, we remain confident in their value going forward.

The fund ended the year with a slightly longer duration than we've had in the past. This change reflects a number of special situation-theme bonds we've added recently. Many of these were early issues by companies -- such as AT&T Canada -- that have been acquired by higher-grade suitors expected to retire the debt. Consequently, we believe that the fund's effective average duration is shorter, and our interest sensitivity lower, than the reported duration might suggest.

PIE CHART:  SELECT INCOME FUND
            ASSET DIVERSIFICATION
            AS OF 8/31/00

            [PIE CHART]

            % OF TOTAL ASSETS

            Corporate Bonds - Domestic.......79.15%
            Corporate Bonds - Foreign........12.89%
            Mortgage-Backed Pass
              Thru Securities.................1.83%
            Common and Preferred Stocks
              & Warrants......................2.37%
            Cash & Cash Equivalents...........2.59%
            Other.............................1.17%

LINE GRAPH:  INVESCO SELECT INCOME FUND - INVESTOR CLASS
             GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Select Income Fund - Investor Class to the value of a $10,000 investment in the Lehman Government/Corporate Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/00.

           INVESCO Select Income Fund      Lehman Government/Corporate
           Investor Class                  Bond Index (4)

8/90      $10,000                         $10,000
8/91       11,329                          11,443
8/92       13,052                          13,050
8/93       14,634                          14,690
8/94       14,703                          14,348
8/95       16,763                          15,996
8/96       17,564                          16,591
8/97       19,827                          18,221
8/98       21,727                          20,303
8/99       21,760                          20,362
8/00       23,018                          21,846


LINE GRAPH:  INVESCO SELECT INCOME FUND - CLASS C
             GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Select Income Fund - Class C to the value of a $10,000 investment in the Lehman Government/corporate Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 8/31/00.

             INVESCO Select Income Fund        Lehman Government/Corporate
             Class C                           Bond Index (4)
             02/00        $10,000                   $10,000
             08/00         10,426                    10,548

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DSITRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)   THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS AN
      UNMANAGED INDEX INDICATIVE OF THE OVERALL DOMESTIC
      FIXED-INCOME MARKET.

--------------------------------------------------------------------------------
                              SELECT INCOME FUND--
                        TOP 10 BOND HOLDINGS BY ISSUER
                      % of Total Net Assets as of 8/31/00
--------------------------------------------------------------------------------

Chancellor Media of Los Angeles.................................5.65%
MetroNet Communications.........................................5.44%
Equitable Cos...................................................4.30%
Qwest Communications International..............................3.70%
USG Corp........................................................3.52%
Paramount Communications........................................3.31%
Atlantic Richfield..............................................2.99%
J Seagram & Sons................................................2.90%
Niagara Mohawk Power............................................2.86%
TXU Electric Capital............................................2.73%

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.
--------------------------------------------------------------------------------

INVESCO TAX-FREE BOND FUND

The fiscal year ended August 31, 2000, represented a successful period for Tax-Free Bond Fund, albeit one characterized by periodic turmoil in the municipal bond market. The year was also notable for a change in management in our fund to a new team.

For the one-year period ended August 31, 2000, the value of Tax-Free Bond Fund-Investor Class shares rose 6.32%. This can be compared to the Lehman Municipal Bond Index, which rose 6.77% over the same period. (Of course, past performance is not a guarantee of future results.)5,6

Since taking over management of the fund, we have continued the basic approach of not attempting to predict interest rates by constantly changing the mix of longer- and shorter-maturity bonds. This "duration" management can sometimes contribute positively to performance -- especially in periods when the interest rate environment is in flux -- but can also involve significant risk. We continue to believe that safety and stability are the primary purposes of a municipal bond fund.

MAP:  -----------------------------------
      TAX-FREE BOND FUND - TOP 10 STATES
      % of Total Net Assets as of 8/31/00
      -----------------------------------
      Indiana                       9.21%
      Illinois                      8.93%
      Texas                         8.07%
      Massachusetts                 8.05%
      New York                      6.72%
      Wisconsin                     5.13%
      Montana                       4.98%
      Louisiana                     4.77%
      Michigan                      4.72%
      Ohio                          4.42%

PIE CHART:      TAX-FREE BOND FUND
                CREDIT RATINGS
                AS OF 8/31/00

                [PIE CHART]

                % OF BOND HOLDINGS

                Aaa.....................54.95%
                Aa......................25.47%
                A.......................16.24%
                Baa......................0.87%
                Ba.......................1.69%
                NR.......................0.79%

In other ways, however, the changes we have introduced in the management of the fund have been fairly substantial. We have introduced a renewed focus on yield, rather than on attempting to maximize total return by finding underpriced bonds. This approach has led us to divest the fund of zero coupon and deep discount bonds.

Our goal has been to keep current income levels by seeking higher current yields, while also keeping the fund as stable as possible. Focusing on income, rather than on the price that someone else may offer us for the underlying security, helps ensure that the fund will remain tax efficient. Ind eed, selling bonds at a loss in 1999 allowed the fund to accrue some substantial tax losses, which should help further insulate shareholders.

We remain optimistic for the future of the municipal bond markets. As the Baby Boomers have started to reach their fifties, more of them appear ready to consolidate the substantial gains they have made in the equity markets and move assets into tax-efficient and stable investments such as municipal bonds. Indeed, banks have recently started to report large numbers of new municipal accounts. Higher demand, combined with fiscally healthy municipal bond issuers facing an ongoing need to fund new infrastructure, should create favorable conditions for investors.

LINE GRAPH:  INVESCO TAX-FREE BOND FUND - INVESTOR CLASS
             GROWTH OF $10,000(5)


This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Bond Fund - Investor Class to the value of a $10,000 investment in the Lehman Municipal Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/00.

           INVESCO Tax Free Bond Fund      Lehman Municipal Bond
           Investor Class                  Index (6)

8/90      $10,000                         $10,000
8/91       11,356                          11,179
8/92       12,686                          12,427
8/93       14,245                          13,943
8/94       14,110                          13,962
8/95       14,994                          15,199
8/96       15,862                          15,996
8/97       17,048                          17,474
8/98       18,297                          18,985
8/99       18,116                          19,080
8/00       19,261                          20,372

LINE GRAPH:  INVESCO TAX-FREE BOND FUND - CLASS C
             GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Bond Fund - Class C to the value of a $10,000 investment in the Lehman Municipal Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 8/31/00.

             INVESCO Tax Free Bond Fund        Lehman Municiple Bond
             Class C                           Index (6)
             02/00        $10,000                   $10,000
             08/00         10,688                    10,679


(5) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DSITRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6) THE LEHMAN MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD TAX-EXEMPT BOND MARKET.

FUND MANAGEMENT

RICHARD A. BERRY, CFA
TAX-FREE BOND FUND

RICHARD BERRY IS VICE PRESIDENT AT AIM CAPITAL MANAGEMENT, INC. HE BEGAN HIS INVESTMENT CAREER IN 1968, AND HAS WORKED FOR AIM SINCE 1987. HE HAS A BA AND MBA FROM TEXAS CHRISTIAN UNIVERSITY.

STEPHEN D. TURMAN, CFA
TAX-FREE BOND FUND

STEPHEN D. TURMAN, A VICE PRESIDENT AND PORTFOLIO MANAGER OF AIM, IS THE CO-PORTFOLIO MANAGER OF TAX-FREE BOND FUND. STEPHEN MANAGES SEVERAL OTHER AIM FIXED-INCOME FUNDS. BEFORE JOINING AIM IN 1985, HE WORKED IN INSTITUTIONAL SALES FOR DEAN WITTER. STEPHEN IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A BBA IN FINANCE FROM THE UNIVERSITY OF TEXAS AT ARLINGTON

INVESCO U.S. GOVERNMENT SECURITIES FUND

For the one-year period ended August 31, 2000, the value of U.S. Government Securities Fund-Investor Class shares rose 9.12%. This return lagged that of Lehman Government Long Bond Index, which rose 11.62% over the same period. (Of course, past performance is no guarantee of future results.)(7),(8)

CHART:  -----------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES FUND -
                          TOP BOND HOLDINGS BY ISSUER
                        % of Total Net Assets as of 8/31/00
        -----------------------------------------------------------------------
            Government National Mortgage Association I............41.57%
            US Treasury Bonds.....................................38.98%
            Freddie Mac...........................................11.30%

         SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.
        -----------------------------------------------------------------------

The positive news for investors in longer-term government securities is it appears that interest rates may be stabilizing. But the outlook for government securities continues to hinge on the economic environment. On the positive side, the economy is showing more signs of moderating to a soft landing, inflation remains benign, and the Federal Reserve has likely finished with its interest rates hikes -- barring a renewed acceleration in economic growth. The government budget surplus also bodes well for the performance of government bonds, as the Treasury continues to buy back longer-term debt. All of these factors support investing at the longer-end of the maturity spectrum.

Nonetheless, other developments would argue for caution. For one, the economy is not without inflationary pressures -- energy prices have surged higher, employment markets remain tight, and recent labor contracts have stipulated wage increases. Additionally, Fed policy makers have made it clear they are targeting equity prices, and a stock market rebound could trigger additional rate hikes. And, with the presidential election almost upon us, there is a risk that additional spending increases or tax cuts could eat away at the fiscal surplus. These pressures are aggravated by the recent strengthening U.S. dollar, which could curtail foreign investors' appetites for dollar-denominated investments.

While it is too early to assess how these developments will play out, lingering inflation and interest rate risks suggest that the bond market could trade in a narrower range. This could make it difficult for investors to benefit from longer duration positions.

Because of the uncertainty in this equation, we have chosen to take a more defensive stance as we head into the coming year. We have scaled back our duration-sensitive exposure, while adding more spread-sensitive products, including mortgage-backed securities, which could be less vulnerable to an upturn in interest rates.

PIE CHART:  U.S. GOVERNMENT SECURITIES FUND
            ASSET DIVERSIFICATION
            AS OF 8/31/00

            [PIE CHART]

            % OF TOTAL ASSETS

            Mortgage-Backed Pass
              Thru Securities......................52.88%
            U.S. Govt. Obligations.................38.98%
            Cash & Cash Equivalents.................8.14%


Despite the uncertainty affecting bond markets, we believe that investors may revisit government bonds as a stable investment choice -- particularly if a slowing economy contributes to uncertainty over corporate earnings and equity market performance.

LINE GRAPH:  INVESCO U.S. GOVERNMENT SECURITIES FUND - INVESTOR CLASS
             GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO U.S. Government Securities Fund - Investor Class to the value of a $10,000 investment in the Lehman Government Long Bond Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/00.

           INVESCO Tax Free Bond Fund      Lehman Government Long Bond
           Investor Class                  Index (8)

8/90      $10,000                         $10,000
8/91       11,523                          11,854
8/92       12,962                          13,755
8/93       14,718                          16,782
8/94       13,757                          15,515
8/95       15,459                          18,158
8/96       15,662                          18,423
8/97       17,386                          20,892
8/98       19,950                          25,246
8/99       19,276                          23,986
8/00       21,035                          26,773

LINE GRAPH:  INVESCO U.S. GOVERNMENT SECURITIES FUND - CLASS C
             GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO U.S. Government Securities Fund - Class C to the value of a $10,000 investment in the Lehman Government Long Bond Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 8/31/00.

      INVESCO U.S. Government Securities Fund     Lehman Government Long Bond
      Class C                                     Index (8)
      02/00        $10,000                           $10,000
      08/00         10,766                            10,850


(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DSITRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8) THE LEHMAN GOVERNMENT LONG BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE LONGER-TERM GOVERNMENT BOND MARKET.


FUND MANAGEMENT

RICHARD HINDERLIE
U.S GOVERNMENT SECURITIES FUND

DICK HINDERLIE RECEIVED HIS BA IN ECONOMICS FROM PACIFIC LUTHERAN UNIVERSITY AND HIS MBA FROM ARIZONA STATE UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1973, AND HAS EXTENSIVE EXPERIENCE IN FIXED-INCOME ANALYSIS AND PORTFOLIO MANAGEMENT.

QUESTIONS & ANSWERS

AN INTERVIEW WITH FIXED-INCOME TEAM LEADER JERRY PAUL

JERRY PAUL IS DIRECTOR OF FIXED-INCOME INVESTMENTS AT INVESCO FUNDS GROUP, AND MANAGES INVESCO SELECT INCOME FUND AND INVESCO HIGH YIELD FUND.

JERRY, THERE HAS BEEN A LOT OF TALK ABOUT TECHNICAL PRESSURES IN THE CORPORATE DEBT MARKET. CAN YOU EXPLAIN?

JERRY PAUL: For corporate bond investors, the past year has been one of the most challenging in recent memory. For one thing, bonds have had a difficult time competing with returns in the stock markets, and the fixed-income market has experienced outflows. At the same time, demand for capital within the corporate debt market has been soaring. Companies appear willing to pay almost any price to get financing, and a heavy new issue calendar has contributed to widening yield spreads and lower prices on secondary bonds. Finally, several highly publicized bankruptcies have sparked renewed credit concerns, particularly in the high-yield market.

While these market conditions have at times been frustrating, we recognize that this kind of technical cycle has historically created long-term buying opportunities. I believe this could be true again. For example, there is a great deal of value in the high-yield market for investors who do their homework.

"I BELIEVE THESE CURRENT CREDIT PROBLEMS HIGHLIGHT THE IMPORTANT OF DOING RIGOROUS, HANDS-ON RESEARCH ON EACH COMPANY AND EVERY ISSUE."

ARE YOU CONCERNED ABOUT CREDIT QUALITY WITHIN THE HIGH YIELD MARKET?

JERRY PAUL: We have been able to avoid many of the credit problems that have affected some of our peers. That being said, we are certainly keeping a close eye on credit quality. I believe these credit problems are isolated events, and are less a reflection of market fundamentals than of the sheer volume of deals -- good and bad -- that has been done recently. If anything, we believe these credit problems highlight the importance of doing rigorous, hands-on research on each company and every issue. There is a tremendous difference between fundamentally strong companies whose potential might not be fully understood by investors, and those issuers that have weak business plans and shaky balance sheets.

TELECOMMUNICATIONS BONDS HAVE COME UNDER PRESSURE RECENTLY. DOES THAT CHANGE YOUR VIEW ON YOUR TELECOMMUNICATIONS THEME?

JERRY PAUL: Despite recent technical pressures, we remain very upbeat on the opportunities in the telecommunications market. These are high beta issues that have contributed to our long-term performance, and we believe they will again work in our favor once funding concerns ease. But we remain very selective in our choice of investments. We have focused on telecommunications providers with solid business plans, experienced management teams, and valuable assets. In particular, we want to identify those companies that are candidates for a "big bang" event -- such as a credit upgrade or purchase by a higher-grade competitor.

HAS YOUR THEMATIC INVESTMENT APPROACH CHANGED AT ALL?

JERRY PAUL: We continue to invest by themes -- including communications, electric utilities, energy, broadcasting, and radio. Our telecommunications and electric utilities themes, in particular, were validated this year. Other investment themes, including casinos and energy, played less of a role in our performance -- due in part to the high valuations on many of these bonds. But we have also benefited from several "big bang" events among our special situation holdings -- bonds we invested in because we anticipated some kind of event or development that will work in our favor.

CAN YOU GIVE US AN EXAMPLE OF A SPECIAL SITUATION?

JERRY PAUL: A good example might be Chancellor Broadcasting, also known as AMFM Broadcasting, a position in both Select Income Fund and High Yield Fund. Chancellor was recently acquired by a competitor, Clear Channel Communications, which has announced plans to refinance its debt structure. The company has hinted it will retire many of the high-yield, more expensive bonds issued by Chancellor and several other recently-acquired Clear Channel subsidiaries which we also have a stake in. We were able to buy many of these bonds when they were trading at a discount, and we are already seeing our investment validated as prices on these issues converge with prices on Clear Channel's other debt.

WHAT IS YOUR INVESTMENT STRATEGY GOING FORWARD?

JERRY PAUL: Going forward, we will continue to focus on fundamentally strong companies that are improving their credit profiles. We will look for opportunities to use market volatility as a buying opportunity, and we will maintain our investment discipline while working hard to manage risk.

At the same time, we will remain on the lookout for the kind of special situations that offer us the opportunity for a "big bang" event. We believe these events are often predictable for managers who understand dynamic industry changes and who do the kind of hands-on research we emphasize. We believe this process can offer added benefit for our shareholders, while also providing them with the high current income they expect.

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

"THERE IS A GREAT DEAL OF VALUE IN THE HIGH-YIELD MARKET FOR INVESTORS WHO DO THEIR HOMEWORK."
                  --JERRY PAUL

YOUR FUND'S REPORT

"THE FED KEPT INTEREST RATES STEADY IN AUGUST ELICITING FAVORABLE REACTION FROM THE EQUITY AND BOND MARKETS."

MARKET HEADLINES:
SEPTEMBER 1999 TO AUGUST 2000

The fiscal year ended August 31, 2000, saw both the economy and business profits continue to steam ahead, although the equity markets finally began to slow from the torrid pace they had maintained for the previous several years. The largest story on the major stock exchanges was undoubtedly the spectacular run-up of technology stocks in the fall of 1999 and winter of 2000, followed by an equally dramatic correction in the spring. But the major story for the bond markets was the tightening cycle engineered by the Federal Reserve which began back in June 1999 -- and may have wound down as the period came to a close.

With the world economic recovery demonstrably on solid footing, the U.S. economy expanding at a rapid pace, and consumers spending freely, the Fed began to worry that the "Goldilocks economy" (not too hot, and not too cold) had finally become too warm. Rising oil and gas prices brought about by steep demand, tight inventories, and new-found OPEC resolve, meant that consumers and businesses were paying more for heat, electricity, and gasoline. While the emerging markets crisis of 1997-1998 had helped keep commodity and import prices low in the United States, the exact opposite was occurring now that global growth had come back strongly. As unemployment reached 30-year lows, wage gains became more generous, implying that costs may have to be passed on to consumers.

All these signs pointed to a substantial pickup in inflation on the consumer level, but actual evidence of prices spiraling upward was scanty. While inflation steadied after declining for several quarters, it remained comfortably between 2% and 3% -- hardly levels that should keep central bankers awake at night. Most analysts credited the remarkably strong increases in productivity with keeping inflation at bay.

Still, the Fed gave clear notice that it would act preemptively to stave off inflation, raising rates before price increases showed up in most goods and services. Having begun with a quarter-point nudge upward in June 1999, the central bank followed with five more interest rate hikes over the ensuing months, bringing the target federal funds rate up from 4.75% to 6.50%. As the increases were announced, market interest rates -- the rates that individuals actually pay to borrow money -- moved up in tandem. A curious exception played out in the Treasury market. Budget surpluses led the government to borrow less, creating a scarcity in the market for 30-year Treasury bonds and driving yields lower.

By August 2000, however, it began to appear that the Fed's medicine might have solved the problem. The highest mortgage rates in several years seemed to cool off new home construction. Consumer confidence, while still quite high, also showed signs of moderation. Consumer spending fell as well. Reacting to this news -- and perhaps reluctant to do anything to intervene in the upcoming elections -- the Fed kept interest rates steady in August, eliciting favorable reactions from the equity and bond markets.

As always, the jury is still out on which direction interest rates would take in the future. Pulled in two directions by the strong global economy and continuing domestic growth on the one hand, and the productivity safety valve of the New Economy on the other, inflation seemed ready to head in any direction. Should it head in the right one, however, and with the economy on track and some of the excesses bled out of the stock market, many look forward to the bond and stock markets resuming their upward direction.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO Bond Funds, Inc.

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
AUGUST 31, 2000
HIGH YIELD FUND
81.76       FIXED INCOME SECURITIES
81.76       CORPORATE BONDS
7.03        BROADCASTING
            Capstar Broadcasting Partners, Sr Sub Notes
              9.250%, 7/1/2007                                                 $     500,000 $       518,750
            Chancellor Media of Los Angeles
              Gtd Sr Sub Notes
                9.000%, 10/1/2008                                              $  14,050,000      14,787,625
                8.000%, 11/1/2008                                              $   9,650,000       9,776,656
              Sr Sub Notes, Series B, 8.125%, 12/15/2007                       $   6,100,000       6,176,250
            LIN Holdings, Sr Discount Step-Up Notes
              Zero Coupon(a), 3/1/2008                                         $  14,585,000      10,209,500
            LIN Television, Gtd Sr Sub Notes, 8.375%, 3/1/2008                 $   7,975,000       7,556,313
            Sinclair Broadcast Group, Sr Sub Notes
              10.000%, 9/30/2005                                               $   4,000,000       3,930,000
            XM Satellite Radio, Sr Secured Notes(b), 14.000%, 3/15/2010        $   3,750,000       2,925,000
==============================================================================================================
                                                                                                  55,880,094
3.80        CABLE
            Charter Communications Holdings LLC/Charter
              Communications Holdings Capital, Sr Discount
              Step-Up Notes, Zero Coupon(a), 4/1/2011                          $  10,000,000       6,000,000
            Comcast Cable Partners Ltd, Sr Discount Step-Up
              Deb, Zero Coupon(a), 11/15/2007                            UK       $9,814,000       9,347,835
            NTL Inc
              Conv Sub Notes(b), 5.750%, 12/15/2009                            $   4,550,000       3,179,313
            Sr Deferred Step-Up Notes, Zero Coupon(a)
              4/1/2008                                                         $   5,250,000       3,307,500
            Renaissance Media Group LLC/Renaissance
              Media Capital, Gtd Sr Discount Step-Up Notes
              Zero Coupon(a), 4/15/2008                                        $  12,000,000       8,370,000
==============================================================================================================
                                                                                                  30,204,648
2.51        CHEMICALS
            Huntsman Corp, Sr Sub Notes(b), 9.500%, 7/1/2007                   $   8,500,000       7,437,500
            Huntsman Polymers, Sr Notes, 11.750%, 12/1/2004                    $  12,291,000      12,536,820
==============================================================================================================
                                                                                                  19,974,320
2.31        COMMUNICATIONS--EQUIPMENT & MANUFACTURING
            Metromedia Fiber Network, Sr Notes, Series B
              10.000%, 11/15/2008                                              $  13,000,000      12,805,000
            World Access, Sr Notes, Series B, 13.250%, 1/15/2008               $   6,750,000       5,602,500
==============================================================================================================
                                                                                                  18,407,500
3.13        COMPUTER RELATED
            Covad Communications Group, Sr Notes, Series B
              12.000%, 2/15/2010                                               $   4,000,000       3,080,000
            PSINet Inc
              Sr Notes, 11.000%, 8/1/2009                                      $   8,770,000       7,575,088
              Sr Notes(b), 10.500%, 12/1/2006                                  $  13,000,000      11,212,500

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            WAM!NET, Gtd Sr Discount Step-Up Notes, Series B
              Zero Coupon(a), 3/1/2005                                         $   5,700,000 $     3,021,000
==============================================================================================================
                                                                                                  24,888,588
4.27        ELECTRIC UTILITIES
            El Paso Electric, 1st Mortage, Series D
              8.900%, 2/1/2006                                                 $   8,000,000       8,274,192
            Niagara Mohawk Power
              1st Mortgage, 8.750%, 4/1/2022                                   $   6,400,000       6,572,646
              Sr Discount Step-Up Notes, Series H
                Zero Coupon(a), 7/1/2010                                       $   6,500,000       5,125,250
            Texas Utilities, 1st Mortgage & Collateral Trust
              8.875%, 2/1/2022                                                 $   1,200,000       1,249,962
              8.750%, 11/1/2023                                                $   2,000,000       2,086,408
            TXU Electric Capital, Gtd Capital Securities
              8.175%, 1/30/2037                                                $  10,250,000      10,603,113
==============================================================================================================
                                                                                                  33,911,571
0.48        ELECTRICAL EQUIPMENT
            Alpine Group, Gtd Sr Secured Notes, Series B
              12.250%, 7/15/2003                                               $   3,800,000       3,876,000
==============================================================================================================
0.57        ENGINEERING & CONSTRUCTION
            Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                       $   5,125,000       4,535,625
==============================================================================================================
1.13        ENTERTAINMENT
            SFX Entertainment, Gtd Sr Sub Notes
              9.125%, 12/1/2008                                                $   1,750,000       1,830,938
              Series B, 9.125%, 2/1/2008                                       $   6,800,000       7,114,500
==============================================================================================================
                                                                                                   8,945,438
2.59        FINANCIAL
            Madison River Capital LLC/Madison River Finance
              Sr Notes(b), 13.250%, 3/1/2010                                   $  11,500,000       9,545,000
            Primark Corp, Sr Sub Notes, 9.250%, 12/15/2008                     $  10,170,000      11,085,300
==============================================================================================================
                                                                                                  20,630,300
0.44        GAMING
            Isle of Capri Casinos, Gtd Sr Sub Notes, 8.750, 4/15/2009          $   3,750,000       3,515,625
==============================================================================================================
1.03        HEALTH CARE RELATED
            PharMerica Inc, Gtd Sr Sub Notes, 8.375%, 4/1/2008                 $  11,730,000       8,211,000
==============================================================================================================
0.36        HOUSEHOLD PRODUCTS
            Home Products International, Gtd Sr Sub Notes
              9.625%, 5/15/2008                                                $   4,600,000       2,898,000
==============================================================================================================
1.05        IRON & STEEL
            Inland Steel, 1st Mortgage, Series R, 7.900% 1/15/2007             $   9,980,000       8,383,200
==============================================================================================================
0.25        METALS MINING
            Bulong Operations Property Ltd, Sr Secured Notes
              12.500%, 12/15/2008(c)                                     AS    $   5,515,000       1,985,400
==============================================================================================================

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

1.84        OIL & GAS RELATED
            Canadian Forest Oil Ltd, Gtd Sr Sub Notes
              8.750%, 9/15/2007                                          CA    $   3,960,000 $     3,880,800
            GulfMark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008                  $   8,000,000       7,500,000
            Houston Exploration, Sr Sub Notes, Series B
              8.625%, 1/1/2008                                                 $   2,250,000       2,216,250
            Snyder Oil, Gtd Sr Sub Notes, 8.750%, 6/15/2007                    $   1,000,000       1,018,750
==============================================================================================================
                                                                                                  14,615,800
1.75        PAPER & FOREST PRODUCTS
            Bear Island Paper LLC/Bear Island Finance II, Sr
              Secured Notes, Series B, 10.000%, 12/1/2007                      $   9,100,000       8,190,000
            Repap New Brunswick, 2nd Priority, Sr Secured Notes
              10.625%, 4/15/2005                                         CA    $     500,000         515,000
            Riverwood International, Gtd Sr Sub Notes
              10.875%, 4/1/2008                                                $   5,500,000       5,197,500
==============================================================================================================
                                                                                                  13,902,500
2.37        PERSONAL CARE
            Carson Inc, Gtd Sr Sub Notes, Series B, 10.375%
              11/1/2007                                                        $  15,012,000      16,700,850
            Revlon Consumer Products, Sr Notes, 8.125%
              2/1/2006                                                         $   3,000,000       2,160,000
==============================================================================================================
                                                                                                  18,860,850
3.93        SERVICES
            Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006                    $   7,045,000       6,877,681
            Iron Mountain, Gtd Sr Sub Notes, 8.250%, 7/1/2011                  $   1,000,000         910,000
            NationsRent Inc, Gtd Sr Sub Notes, 10.375%, 12/15/2008             $   6,250,000       4,750,000
            United Rentals, Gtd Sr Sub Notes, Series B
              9.250%, 1/15/2009                                                $   5,000,000       4,650,000
              9.000%, 4/1/2009                                                 $   3,600,000       3,330,000
              8.800%, 8/15/2008                                                $  11,675,000      10,741,000
==============================================================================================================
                                                                                                  31,258,681
0.20        SHIPPING
            TBS Shipping International Ltd, 1st Pfd Shipping
              Mortgage Notes(d), 10.000%, 5/1/2005                       BD    $   5,750,000       1,552,500
==============================================================================================================
1.15        SPECIALTY PRINTING
            MDC Communications, Sr Sub Notes, 10.500%
              12/1/2006                                                  CA    $   9,500,000       9,120,000
==============================================================================================================
6.41        TELECOMMUNICATIONS--CELLULAR & WIRELESS
            Clearnet Communications, Sr Discount Step-Up Notes
              Zero Coupon(a), 5/1/2009                                   CA    $   7,240,000       5,466,200
            Esat Holdings Ltd, Sr Deferred Step-Up Notes, Series B
              Zero Coupon(a), 2/1/2007                                   IE    $  23,850,000      22,776,750
            Nextel Partners, Sr Notes(b), 11.000%, 3/15/2010                   $   2,750,000       2,743,125
            Price Communications Wireless
              Gtd Sr Secured Notes, Series B, 9.125%, 12/15/2006               $   1,550,000       1,565,500
              Sr Sub Notes, 11.750%, 7/15/2007                                 $   2,587,000       2,787,493
            Rogers Cantel Sr Secured Deb, 9.375%, 6/1/2008               CA    $   3,750,000       3,909,375
            VoiceStream Wireless, Sr Notes, 10.375%, 11/15/2009                $   3,500,000       3,780,000

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
            Williams Communications Group, Sr Notes(b)
              11.875%, 8/1/2010                                                $   1,500,000 $     1,496,250
              11.700%, 8/1/2008                                                $   6,450,000       6,482,250
==============================================================================================================
                                                                                                  51,006,943
13.32       TELECOMMUNICATIONS--LONG DISTANCE
            Allegiance Telecom
              Sr Discount Step-Up Notes, Series B
                Zero Coupon(a), 2/15/2008                                      $  13,640,000       9,752,600
              Sr Notes , 12.875%, 5/15/2008                                    $   1,475,000       1,563,500
            Call-Net Enterprises, Sr Discount Step-Up Notes
              Zero Coupon(a), 5/15/2007                                  CA    $   3,900,000       1,755,000
            Esat Telecom Group PLC, Sr Notes, Series B
              11.875%, 12/1/2008                                         IE    $   4,000,000       4,720,000
            Esprit Telecom Group PLC, Sr Notes, 11.500%
              12/15/2007                                                 UK    $   8,250,000       4,372,500
            GCI Inc, Sr Notes, 9.750%, 8/1/2007                                $   7,850,000       7,398,625
            Level 3 Communications
              Sr Discount Step-Up Notes, Zero Coupon(a)
                12/1/2008                                                      $  79,250,000      48,342,500
              Sr Notes, 9.125%, 5/1/2008                                       $   1,050,000         941,063
            Nextel International, Sr Notes(b), 12.750%
              8/1/2010                                                         $   7,500,000       7,312,500
            Primus Telecommunications Group, Sr Notes
              Series B, 9.875%, 5/15/2008                                      $   6,750,000       4,050,000
            Qwest Communications International, Sr Discount
              Step-Up Notes, Series B, Zero Coupon(a)
                10/15/2007                                                     $   2,000,000       1,744,618
                2/1/2008                                                       $   9,250,000       7,587,294
            Startec Global Communications, Sr Notes
              12.000%, 5/15/2008                                               $   3,850,000       2,926,000
            Viatel Inc, Sr Dollar Notes, 11.500%, 3/15/2009                    $   6,000,000       3,420,000
==============================================================================================================
                                                                                                 105,886,200
19.46       TELEPHONE
            Diamond Cable Communications PLC, Sr Discount
              Step-Up Notes, Zero Coupon(a)
                12/15/2005                                               UK    $  10,000,000       9,500,000
                2/15/2007                                                UK    $   7,100,000       5,467,000
            Focal Communications
              Sr Discount Step-Up Notes, Series B
                Zero Coupon(a), 2/15/2008                                      $   7,250,000       4,531,250
              Sr Notes, Series B, 11.875%, 1/15/2010                           $   2,000,000       1,820,000
            Intermedia Communications, Sr Discount Step-Up
              Notes, Series B, Zero Coupon(a), 3/1/2009                        $  18,750,000       9,281,250
            McLeodUSA Inc
              Sr Discount Step-Up Notes, Zero Coupon(a), 3/1/2007              $   4,650,000       3,906,000
              Sr Notes, 8.125%, 2/15/2009                                      $   5,000,000       4,550,000
            MetroNet Communications, Sr Discount Step-Up
              Notes, Zero Coupon(a)
                11/1/2007                                                CA    $   3,250,000       2,851,878
                6/15/2008                                                CA    $  34,900,000      28,668,116
            Netia Holdings BV, Gtd Sr Discount Step-Up Notes
              Series B, Zero Coupon(a), 11/1/2007                        NL    $   8,300,000       5,810,000

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            NEXTLINK Communications
              Sr Discount Step-Up Notes, Zero Coupon(a)
                4/15/2008                                                      $  11,600,000 $     7,105,000
              Sr Notes
                10.750%, 11/15/2008                                            $   5,750,000       5,563,125
                 9.625%, 10/1/2007                                             $   5,950,000       5,488,875
            NEXTLINK Communications LLC/NEXTLINK Capital
              Sr Notes, 12.500%, 4/15/2006                                     $  17,160,000      17,717,700
            RCN Corp
              Sr Discount Step-Up Notes, Series B, Zero Coupon(a)
                2/15/2008                                                      $  21,000,000      11,182,500
              Sr Notes, 10.125%, 1/15/2010                                     $   8,000,000       6,400,000
            Time Warner Telecommunications LLC, Sr Notes
              9.750%, 7/15/2008                                                $   6,450,000       6,224,250
            United Pan-Europe Communications NV
              Sr Discount Step-Up Notes, Series B, Zero Coupon(a)
                8/1/2009                                                 NL    $  18,750,000       8,906,250
                2/1/2010                                                 NL    $   7,500,000       3,450,000
              Sr Notes, Series B, 10.875%, 11/1/2007                     NL    $   3,500,000       3,045,000
            US WEST Communications, Notes, 5.650%, 11/1/2004                   $   3,475,000       3,246,428
==============================================================================================================
                                                                                                 154,714,622
 0.38       TEXTILE--APPAREL MANUFACTURING
            WestPoint Stevens, Sr Notes, 7.875%, 6/15/2005                     $   3,500,000       3,027,500
==============================================================================================================
            TOTAL FIXED INCOME SECURITIES (Cost $719,211,495)                                    650,192,905
==============================================================================================================
0.95        COMMON STOCKS & WARRANTS
0.06        BROADCASTING
            XM Satellite Radio Warrants(e) (Exp 2010)                                  3,750         487,500
==============================================================================================================
0.03        COMPUTER RELATED
            Wam!Net Warrants(b)(e) (Exp 2005)                                         17,100         198,788
==============================================================================================================
0.86        INVESTMENT COMPANIES
            Alliance Capital Management Government
              Securities Closed-End Fund                                              75,000         567,187
              Spectrum Closed-End Fund                                               155,000         949,374
            Delaware Group Global Dividend & Income
              Closed-End Fund                                                         10,600         132,500
            Dresdner RCM Global Strategic Income Closed-End Fund                     347,000       2,320,563
            Dreyfus Strategic Governments Income
              Closed-End Fund                                                        124,400       1,174,025
            Van Kampen Senior Income Trust Closed-End Fund                           191,150       1,696,456
==============================================================================================================
                                                                                                   6,840,105
0.00        TELECOMMUNICATIONS--LONG DISTANCE
            STARTEC Global Communications Warrants(b)(e)
              (Exp 2008)                                                               3,850          13,475
==============================================================================================================
            TOTAL COMMON STOCKS & WARRANTS (Cost $7,308,872)                                       7,539,868
==============================================================================================================
10.69       PREFERRED STOCKS
0.48        BROADCASTING
            Granite Broadcasting, Exchangeable Pfd(f), 12.750%                         4,893       3,767,610
==============================================================================================================

0.21        COMPUTER RELATED
            PSINet Inc, Conv Pfd(b), 7.000%                                           65,000 $     1,690,000
==============================================================================================================
0.99        PUBLISHING
            PRIMEDIA Inc, Exchangable Pfd, Series H Shrs, 8.625%                      91,500       7,869,000
==============================================================================================================
2.71        TELECOMMUNICATIONS--CELLULAR & WIRELESS
            Nextel Communications, Exchangeable Pfd(f)
              Series E Shrs, 11.125%                                                  22,309      21,528,185
==============================================================================================================
5.32        TELECOMMUNICATIONS--LONG DISTANCE
            Global Crossing Holdings Ltd, Sr Exchangeable
              Pfd(e), 10.500%                                            BD          219,720      21,972,000
            Global Crossing Ltd, Conv Pfd, 6.750%                        BD            9,000       2,202,750
            IXC Communications, Jr Exchangeable Pfd
              Series B Shrs, 12.500%                                                  17,781      18,136,619
==============================================================================================================
                                                                                                  42,311,369
0.98        TELEPHONE
            Intermedia Communications, Pfd(f), Series B Shrs
              13.500%                                                                  7,690       5,229,200
            NEXTLINK Communications, Exchangeable Pfd(f)
              14.000%                                                                 58,281       2,593,505
==============================================================================================================
                                                                                                   7,822,705
            TOTAL PREFERRED STOCKS (Cost $92,744,243)                                             84,988,869
==============================================================================================================
4.52        OTHER SECURITIES
1.56        ELECTRIC UTILITIES
            AES EDC Funding, Term Loan, VR,  9.750%, 9/1/2001                  $  10,000,000       9,975,000
            Alliant Energy Resources, Sr Sub Exchangeable
              Step-Down Notes(b), PAY PHONES(g), 7.250%(h)
              2/15/2030 (Each shr exchangeable for 2.5 shrs
              McLeodUSA cmn stk)                                                      41,500       2,391,437
==============================================================================================================
                                                                                                  12,366,437
0.63        TELECOMMUNICATIONS--CELLULAR & WIRELESS
            VoiceStream PCS Holdings LLC, Term Loan B, VR, 9.660%
              2/25/2009                                                        $   5,000,000       4,975,000
==============================================================================================================
2.33        TELECOMMUNICATIONS--LONG DISTANCE
            CFW Communications, Units(b) (Each unit consists of
              one $1,000 Face Amount Sr Note, 13.000%
              8/15/2010 and 1 wrnt to purchase 1.8 shrs of cmn stk)                   16,500      15,675,000
            GTGroup  Telecom,  Units(b)  (Each unit consists of
              one $1,000 Face Amount Sr Discount Step-Up Note
              Zero Coupon(a), 2/1/2010 and 1 wrnt to purchase
              4.9106 Class B non-voting shrs of cmn stk)                 CA            5,600       2,884,000
==============================================================================================================
                                                                                                  18,559,000
            TOTAL OTHER SECURITIES (Cost $37,388,409)                                             35,900,437
==============================================================================================================
2.08        SHORT-TERM INVESTMENTS
2.01        COMMECIAL PAPER
2.01        FINANCIAL
            Associates First Capital, 6.650%, 9/1/2000
              (Cost $16,000,000)                                               $  16,000,000      16,000,000
==============================================================================================================

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

0.07        REPURCHASE AGREEMENTS
            Repurchase  Agreement  with State Street dated
              8/31/2000 due 9/1/2000 at 6.500%, repurchased
              at $584,105  (Collateralized  by US Treasury
              Notes, due 5/15/2001 at 8.000%, value $600,297)
              (Cost  $584,000)                                                 $     584,000 $       584,000
==============================================================================================================
            TOTAL SHORT-TERM INVESTMENTS (Cost $16,584,000)                                       16,584,000
==============================================================================================================
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $873,237,019)
            (Cost for Income Tax Purposes $873,448,402)                                      $   795,206,079
==============================================================================================================

SELECT INCOME FUND
94.29       FIXED INCOME SECURITIES
2.24        US GOVERNMENT AGENCY OBLIGATIONS
            Freddie Mac, Gold, Participation Certificates
              6.500%, 9/1/2011                                                 $  10,762,795 $    10,534,477
            Resolution Funding, Generic Interest Strip
              Zero Coupon(a), 4/15/2009                                        $   4,000,000       2,327,236
==============================================================================================================
              TOTAL US GOVERNMENT AGENCY OBLIGATIONS
                (Cost $12,767,348)                                                                12,861,713
==============================================================================================================
92.05       CORPORATE BONDS
5.65        BROADCASTING
            Chancellor Media of Los Angeles
              Gtd Sr Sub Notes
                9.000%, 10/1/2008                                              $   7,975,000       8,393,687
                8.000%, 11/1/2008                                              $   6,450,000       6,534,656
                Series B, 8.750%, 6/15/2007                                    $   8,500,000       8,670,000
              Sr Sub Notes, Series B, 8.125%, 12/15/2007                       $   8,750,000       8,859,375
==============================================================================================================
                                                                                                  32,457,718
3.52        BUILDING MATERIALS
            USG Corp, Sr Notes, 8.500%, 8/1/2005                               $  19,549,000      20,245,550
==============================================================================================================
0.74        CABLE
            Tele-Communications Inc, Sr Deb, 9.800%
              2/1/2012                                                         $   3,718,000       4,257,969
==============================================================================================================
1.51        CHEMICALS
            Equistar Chemicals LP, Deb, 7.550%, 2/15/2026                      $   5,050,000       4,213,917
            Morton International, Deb, 9.250%, 6/1/2020                        $   3,850,000       4,491,499
==============================================================================================================
                                                                                                   8,705,416
25.27       ELECTRIC UTILITIES
            Appalachian Power, 1st Mortgage Medium-Term
              Notes, 8.000%, 6/1/2025                                          $   4,000,000       3,965,188
            Central Power & Light, 1st Mortgage, Series II
              7.500%, 4/1/2023                                                 $   3,551,000       3,345,557
            Cleveland Electric Illuminating
              1st Mortgage
                Series B, 9.500%, 5/15/2005                                    $   4,477,000       4,576,716
                Series E, 9.000%, 7/1/2023                                     $   2,750,000       2,898,087
              Sr Secured Notes, Series D, 7.880%, 11/1/2017                    $   5,000,000       4,993,395

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            CMS Energy, Sr Notes, Series B, 6.750%, 1/15/2004                  $   6,900,000       6,435,271
            Commonwealth Edison, 1st Mortgage
              Series 76, 8.250%, 10/1/2006                                     $     500,000 $       516,922
              Series 81, 8.625%, 2/1/2022                                      $     965,000         988,615
              Series 83, 8.000%, 5/15/2008                                     $   6,100,000       6,238,824
              Series 84, 8.500%, 7/15/2022                                     $   2,650,000       2,711,024
              Series 86, 8.375%, 9/15/2022                                     $   3,250,000       3,302,689
            Consumers Energy, 1st Mortgage
              7.375%, 9/15/2023                                                $   9,425,000       8,592,848
            Duquesne Light, 1st Collateral Trust
              7.550%, 6/15/2025                                                $   6,500,000       6,098,957
            El Paso Electric, 1st Mortgage, Series D
              8.900%, 2/1/2006                                                 $  10,100,000      10,446,167
            Kentucky Utilities, 1st Mortgage, Series R
              7.550%, 6/1/2025                                                 $   5,500,000       5,257,934
            Metropolitan Edison, Secured Medium-Term
              Notes, Series B, 6.970%, 10/19/2023                              $   3,500,000       3,091,662
            New York State Electric & Gas, 1st Mortgage
              8.300%, 12/15/2022                                               $   4,800,000       4,814,683
            Niagara Mohawk Power
              1st Mortgage
                9.750%, 11/1/2005                                              $   1,000,000       1,093,365
                8.750%, 4/1/2022                                               $  12,130,000      12,457,219
                8.500%, 7/1/2023                                               $     500,000         508,266
              Sr Discount Step-Up Notes, Series H
                Zero Coupon(a), 7/1/2010                                       $   3,000,000       2,365,500
            Pacific Gas & Electric, 1st Refunding Mortgage
              Series 92D, 8.250%, 11/1/2022                                    $   2,223,000       2,206,445
            Pennsylvania Power, 1st Mortgage
              8.500%, 7/15/2022                                                $   2,000,000       1,973,720
            Potomac Edison, 1st Mortgage
              8.000%, 12/1/2022                                                $   5,200,000       5,123,118
            Public Service Electric & Gas, 1st Mortgage
              6.375%, 5/1/2023                                                 $   2,000,000       1,883,034
            Public Service of New Mexico, Sr Notes
              Series A, 7.100%, 8/1/2005                                       $  10,825,000      10,449,838
              Series B, 7.500%, 8/1/2018                                       $   1,000,000         914,130
            Southern Energy, Sr Notes(b)
              7.900%, 7/15/2009                                                $   5,000,000       4,678,915
            Texas Utilities, 1st Mortgage & Collateral Trust
              8.750%, 11/1/2023                                                $   5,000,000       5,216,020
              7.625%, 7/1/2025                                                 $     348,000         337,905
            Toledo Edison, 1st Mortgage, Medium-Term
              Notes, Series A, 9.220%, 12/15/2021                              $   1,975,000       2,078,711
            TXU Electric Capital, Gtd Capital Securities
              8.175%, 1/30/2037                                                $  15,184,000      15,707,089
==============================================================================================================
                                                                                                 145,267,814
6.85        ENTERTAINMENT
            J Seagram & Sons, Gtd Sr Notes, 7.600%
              12/15/2028                                                       $  16,550,000      16,676,376
            Paramount Communications, Sr Deb
              8.250%, 8/1/2022                                                 $  19,500,000      19,040,716

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            SFX Entertainment, Gtd Sr Sub Notes
              Series B, 9.125%, 2/1/2008                                       $   3,500,000 $     3,661,875
==============================================================================================================
                                                                                                  39,378,967
0.38        FINANCIAL
            Primark Corp, Sr Sub Notes, 9.250%, 12/15/2008                     $   2,000,000       2,180,000
==============================================================================================================
0.92        HEALTH CARE DRUGS--PHARMACEUTICALS
            McKesson HBOC Corp, Sub Deb, 4.500%, 3/1/2004                      $   5,860,000       5,274,000
==============================================================================================================
1.10        HEALTH CARE RELATED
            FHP International, Sr Notes, 7.000%, 9/15/2003                     $   6,535,000       6,308,543
==============================================================================================================
4.30        INSURANCE
            Equitable Cos, Sr Notes, 9.000%, 12/15/2004                        $  23,457,000      24,727,783
==============================================================================================================
1.57        LODGING--HOTELS
            Hilton Hotels, Sr Notes, 7.200%, 12/15/2009                        $  10,000,000       9,000,870
==============================================================================================================
0.92        NATURAL GAS
            NorAm Energy, Conv Sub Deb, 6.000%, 3/15/2012                      $   6,088,000       5,266,120
==============================================================================================================
9.02        OIL & GAS RELATED
            Atlantic Richfield, Deb
              10.875%, 7/15/2005                                               $   3,400,000       3,954,421
              9.125%, 3/1/2011                                                 $   1,569,000       1,805,947
              9.125%, 8/1/2031                                                 $   4,650,000       5,697,213
              9.000%, 5/1/2031                                                 $   4,250,000       5,140,009
              8.750%, 3/1/2032                                                 $     500,000         589,197
            CMS Panhandle Holding, Sr Notes
              7.000%, 7/15/2029                                                $   6,000,000       5,183,970
              6.500%, 7/15/2009                                                $  11,400,000      10,321,503
            Gulf Canada Resources Ltd, Sr Notes, 8.250%
              3/15/2017                                                  CA    $   5,900,000       5,516,500
            Snyder Oil, Gtd Sr Sub Notes, 8.750%, 6/15/2007                    $   6,000,000       6,112,500
            Sun Inc, Deb, 9.375%, 6/1/2016                                     $   3,000,000       3,148,320
            Texaco Capital, Gtd Notes, 5.500%, 1/15/2009                       $   4,900,000       4,400,744
==============================================================================================================
                                                                                                  51,870,324
2.63        PAPER & FOREST PRODUCTS
            Bowater Inc, Deb, 9.000%, 8/1/2009                                 $   8,575,000       8,924,388
            Chesapeake Corp, Deb, 7.200%, 3/15/2005                            $   4,400,000       4,135,529
            Quno Corp, Sr Notes, 9.125%, 5/15/2005                       CA    $   2,000,000       2,053,372
==============================================================================================================
                                                                                                  15,113,289
0.37        PERSONAL CARE
            Carson Inc, Gtd Sr Sub Notes, Series B, 10.375%
              11/1/2007                                                        $   1,900,000       2,113,750
==============================================================================================================
1.15        SERVICES
            Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006                    $   3,000,000       2,928,750
            United Rentals, Gtd Sr Sub Notes, Series B, 9.000%
              4/1/2009                                                         $   4,000,000       3,700,000
==============================================================================================================
                                                                                                   6,628,750
4.55        TELECOMMUNICATIONS--CELLULAR & WIRELESS
            Esat Holdings Ltd, Sr Deferred Step-Up Notes
              Series B, Zero Coupon(a), 2/1/2007                         IE    $   7,250,000       6,923,750

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            Rogers Cantel, Sr Secured Deb
              9.750%, 6/1/2016                                           CA    $  13,365,000 $    14,400,788
              9.375%, 6/1/2008                                           CA    $   1,250,000       1,303,125
            Williams Communications Group, Sr Notes(b)
              11.875%, 8/1/2010                                                $   1,500,000       1,496,250
              11.700%, 8/1/2008                                                $   2,000,000       2,010,000
==============================================================================================================
                                                                                                  26,133,913
9.55        TELECOMMUNICATIONS--LONG DISTANCE
            AT&T Corp, Deb, 8.125%, 7/15/2024                                  $   1,000,000         994,816
            Esat Telecom Group PLC
              Sr Deferred Step-Up Notes, Zero Coupon(a), 2/1/2007        IE    $   2,000,000       1,910,000
              Sr Notes, Series B, 11.875%, 12/1/2008                     IE    $   4,950,000       5,841,000
            Esprit Telecom Group PLC, Sr Notes
              11.500%, 12/15/2007                                        UK    $   1,500,000         795,000
            GCI Inc, Sr Notes, 9.750%, 8/1/2007                                $   2,000,000       1,885,000
            GTE Corp, Deb
              7.900%, 2/1/2027                                                 $   2,000,000       1,944,286
              7.830%, 5/1/2023                                                 $   9,870,000       9,602,138
            Level 3 Communications
              Sr Discount Step-Up Notes, Zero Coupon(a)
                12/1/2008                                                      $  12,650,000       7,716,500
              Sr Notes, 11.000%, 3/15/2008                                     $   2,000,000       1,980,000
            Nextel International, Sr Notes(b), 12.750%
              8/1/2010                                                         $   1,000,000         975,000
            Qwest Communications International
              Sr Discount Step-Up Notes, Series B, Zero Coupon(a)
                10/15/2007                                                     $   9,650,000       8,417,782
                2/1/2008                                                       $  14,500,000      11,893,596
              Sr Notes, Series B, 7.250%, 11/1/2008                            $   1,000,000         966,013
==============================================================================================================
                                                                                                  54,921,131
12.05       TELEPHONE
            Centel Capital, Deb, 9.000%, 10/15/2019                            $   5,325,000       5,794,303
            Diamond Cable Communications PLC, Sr Discount
              Step-Up Notes, Zero Coupon(a), 12/15/2005                  UK    $   2,900,000       2,755,000
            McLeodUSA Inc, Sr Discount Step-Up Notes
              Zero Coupon(a), 3/1/2007                                         $   3,000,000       2,520,000
            MetroNet Communications, Sr Discount
              Step-Up Notes, Zero Coupon(a)
                11/1/2007                                                CA    $   2,000,000       1,755,002
                6/15/2008                                                CA    $  35,940,000      29,522,410
            NEXTLINK Communictions
              Sr Discount Step-Up Notes, Zero Coupon(a)
                4/15/2008                                                      $   9,000,000       5,512,500
              Sr Notes
                12.500%, 4/15/2006                                             $   3,500,000       3,613,750
                10.750%, 11/15/2008                                            $   3,200,000       3,096,000
                9.625%, 10/1/2007                                              $   3,000,000       2,767,500
            RCN Corp, Sr Notes, 10.125%, 1/15/2010                             $   5,000,000       4,000,000
            United Pan-Europe Communications NV, Sr Notes
              Series B, 11.250%, 2/1/2010                                NL    $   1,500,000       1,310,625

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            US WEST Communications, Notes, 5.650%
              11/1/2004                                                        $   7,100,000 $     6,632,990
==============================================================================================================
                                                                                                  69,280,080
              TOTAL CORPORATE BONDS (Cost $551,347,776)                                          529,131,987
==============================================================================================================
            TOTAL FIXED INCOME SECURITIES (Cost $564,115,124)                                    541,993,700
==============================================================================================================
1.93        COMMON STOCKS
1.93        INVESTMENT COMPANIES
            Alliance Capital Management Government
              Opportunity Closed-End Fund                                             10,000          73,750
              Securities Closed-End Fund                                             260,300       1,968,519
              Spectrum Closed-End Fund                                               585,100       3,583,737
            Delaware Group Global Dividend & Income
              Closed-End Fund                                                          4,463          55,787
            Dresdner RCM Global Strategic Income
              Closed-End Fund                                                         13,300          88,944
            Dreyfus Strategic Governments Income
              Closed-End Fund                                                        310,600       2,931,288
            Mentor Income Closed-End Fund                                             33,000         268,125
            Morgan Stanley Dean Witter Municipal Income
              Trust Closed-End Fund                                                    5,800          54,013
              Trust II Closed-End Fund                                                45,100         419,994
              Trust III Closed-End Fund                                               46,700         429,056
            Van Kampen Senior Income Trust Closed-End Fund                           136,150       1,208,331
==============================================================================================================
            TOTAL COMMON STOCKS (Cost $10,949,682)                                                11,081,544
==============================================================================================================
0.44        PREFERRED STOCKS
0.09        COMPUTER RELATED
            PSINet Inc, Conv Pfd, 7.000%                                              20,000         520,000
==============================================================================================================
0.35        TELECOMMUNICATIONS--LONG DISTANCE
            Global Crossing Holdings Ltd,
              Sr Exchangeable Pfd(f), 10.500%                            BD           20,000       2,000,000
==============================================================================================================
            TOTAL PREFERRED STOCKS (Cost $2,962,778)                                               2,520,000
==============================================================================================================
0.77        OTHER SECURITIES
0.15        ELECTRIC UTILITIES
            Alliant Energy  Resources, Sr Sub Exchangeable
              Step-Down  Notes(b), PAY PHONES(g), 7.250%(h)
              2/15/2030 (Each shr exchangeable for the cash
              value of 2.5 shrs McLeodUSA cmn stk)                                    15,000         864,375
==============================================================================================================
0.62        TELECOMMUNICATIONS--LONG DISTANCE
            CFW Communications, Units(b) (Each unit consists
              of one $1,000 Face Amount Sr Note, 13.000%
              8/15/2010 and 1 wrnt to purchase 1.8 shrs cmn stk)                       3,750       3,562,500
==============================================================================================================
            TOTAL OTHER SECURITIES (Cost $4,720,642)                                               4,426,875
==============================================================================================================
2.57        SHORT-TERM INVESTMENTS
2.44        COMMERCIAL PAPER
2.44        FINANCIAL
            Associates First Capital, 6.650%, 9/1/2000
              (Cost $14,000,000)                                               $  14,000,000      14,000,000

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

0.13        REPURCHASE AGREEMENTS
            Repurchase Agreement with State Street dated
              8/31/2000 due 9/1/2000 at 6.500%, repurchased
              at $761,137 (Collateralized by US Treasury
              Notes due 5/15/2001 at 8.000%, value $781,422)
              (Cost $761,000)                                                  $     761,000 $       761,000
==============================================================================================================
            TOTAL SHORT-TERM INVESTMENTS (Cost $14,761,000)                                       14,761,000
==============================================================================================================
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $597,509,226)
            (Cost for Income Tax Purposes $597,519,151)                                      $   574,783,119
==============================================================================================================

TAX-FREE BOND FUND
96.61       MUNCIPAL BONDS
0.68        ALABAMA
            Jefferson Cnty, Alabama (FSA Insured), Ltd Oblig
              School Warrants, Series 2000, 5.500%, 2/15/2020                  $   1,250,000 $     1,250,213
1.24        ALASKA
            Alaska Hsg Fin (MBIA Insured), State Bldg Lease,
              Series 1999, 5.750%, 4/1/2017                                    $   2,000,000       2,056,200
            Alaska Hsg Fin (Veterans Mtg Prog)
              (GNMA/FNMA Insured), Collateralized Rev,
              1990 First Series, 7.500%, 12/1/2030                             $      75,000          76,160
            Alaska Indl Dev & Export Auth, Ref Revolving Fund,
              Series 1994 A, Lots 1-29, 5.700%, 4/1/2004                       $     140,000         144,778
==============================================================================================================
                                                                                                   2,277,138
2.52        ARIZONA
            Arizona Edl Ln Mktng (Student Lns Insured),
              Edl Ln Rev, Series 1992B, 7.000%, 3/1/2005                       $   1,000,000       1,030,920
            Phoenix Civic Impt, Arizona (FGIC Insured),
              Jr Lien Wstwtr System Rev, Series 2000, 5.700%,
                7/1/2008                                                       $   2,055,000       2,200,741
                7/1/2009                                                       $   1,275,000       1,370,217
==============================================================================================================
                                                                                                   4,601,878
3.86        CALIFORNIA
            Big Bear Lake Dept of Wtr & Pwr, California
              (MBIA Insured), Wtr Rev Ref, Series 1996, 6.000%,
              4/1/2022                                                         $   2,000,000       2,192,420
            Los Angeles Cmnty Redev Agy, California (Cinerama
              Dome Pub Pkg Proj) (ACA Insured), Pkg System
              Rev, Series 2000, 5.750%, 7/1/2026                               $   1,000,000         986,730
            San Francisco City & Cnty, California (Edl Facils-
              Cmnty College Dist), Gen Oblig Rev, Series 2000A,
                5.650%, 6/15/2017                                              $   1,840,000       1,917,556
                5.600%, 6/15/2016                                              $   1,885,000       1,969,090
==============================================================================================================
                                                                                                   7,065,796
1.99        COLORADO
            Boulder, Colorado, Wtr & Swr Rev, Series 2000,
              5.400%, 12/1/2014                                                $   1,000,000       1,014,380



                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            Denver Hlth & Hosp Auth, Colorado, Hlthcare Rev,
              Series 1998A, 5.125%, 12/1/2005                                  $   1,180,000 $     1,141,933
            Fountain Valley Auth, Colorado, Wtr Treatment Ref
              Rev, Series 1991, 6.800%, 12/1/2019                              $   1,140,000       1,160,577
            Montrose Cnty Bldg Auth, Colorado, Ctfs of Participation,
              Series 1994, 6.350%, 6/15/2006                                   $     300,000         315,708
==============================================================================================================
                                                                                                   3,632,598
0.28        CONNECTICUT
            Connecticut Hsg Fin Auth (Hsg Mtg Fin Prog),
              Rev, Subseries D-2, 6.200%, 11/15/2027                           $     500,000         508,805
==============================================================================================================
0.01        DISTRICT OF COLUMBIA
            District of Columbia, Gen Oblig Ref, Series 1994 A-3,
              5.200%, 6/1/2003                                                 $      10,000          10,193
==============================================================================================================
3.41        FLORIDA
            Escambia Cnty Hlthcre Facils Auth, Florida
              (VHA Prog) (AMBAC Insured), Hlthcre Facil Rev,
              Series 2000A, 5.950%, 7/1/2020                                   $   1,000,000       1,035,370
            Miami Beach Redev Agency, Florida (City Ctr/Historic
              Convention Village), Tax Increment Rev, Series 1993,
              5.100%, 12/1/2003                                                $      80,000          80,372
            Sunrise, Florida (AMBAC Insured), Util System Ref Rev,
              Series 1998, 5.500%, 10/1/2018                                   $   5,000,000       5,120,650
==============================================================================================================
                                                                                                   6,236,392
2.23        GEORGIA
            Atlanta, Georgia (MBIA Insured), Airport Facils Rev,
              Series 1990, 7.250%, 1/1/2017                                    $   2,000,000       2,056,900
            Georgia, Gen Oblig, Series 1998 C, 5.750%, 9/1/2001                $   2,000,000       2,029,120
==============================================================================================================
                                                                                                   4,086,020
8.70        ILLINOIS
            Boone McHenry & DeKalb Cntys, Illinios (Cmnty Unit
              School Dist #100 (Belvidere)) (FSA Insured), Gen
              Oblig, Series 1997, Cap Appreciation, 12/1/2010                  $   2,995,000       1,792,028
            Chicago, Illinois (AMBAC Insured), Gen Oblig, Ref,
              Series 1993B, 5.125%, 1/1/2022                                   $   2,465,000       2,355,455
            Chicago, Illinois (FGIC Insured), Gen Oblig, Ref,
              Series 2000C, 5.500%, 1/1/2040                                   $   1,000,000         970,470
            Chicago, Illinois (Peoples Gas Light & Coke),
              Gas Supply Rev, 1st & Ref Mtg, Medium-Term Notes,
              Series CC, 6.875%, 3/1/2015                                      $   2,875,000       3,018,233
            Chicago Pub Bldg Commn, Illinois (Chicago School
              Reform) (FGIC Insured), Rev Ref, Series B, 5.250%,
              12/1/2018                                                        $   2,500,000       2,450,650
            Illinois Dept Cent Mgmt Svcs, Illinois (MBIA Insured),
              Certificates of Participation, Series 1999,
              5.850%, 7/1/2019                                                 $   1,750,000       1,793,138
            Illinois Dev Fin Auth (Catholic Charities Hsg Dev Proj),
              Rev, Series 1995, 6.350%, 1/1/2025                               $   1,500,000       1,392,810
            Illinois (MBIA Insured), Gen Oblig, Series June of 2000,
              5.500%, 6/1/2007                                                 $     500,000         523,380

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            McCormick Place Receipts-Metro Pier & Exposition Auth,
              Illinois (50% McCormick Place Expansion Proj #3)
              (FGIC Insured), Dedicated State Tax Rev, Series 1998B,
              Cap Appreciation, 6/15/2009                                      $     500,000 $       323,540
            Will Cnty, Illinois (School Dist #122) (FSA Insured),
              Gen Oblig, Series 2000A, 6.500%, 11/1/2014                       $   1,165,000       1,286,591
==============================================================================================================
                                                                                                  15,906,295
8.97        INDIANA
            DeKalb Cnty Redev Auth, Indiana (Mini-Mill Loc Pub
              Impt Proj), Rev, Series A 1995, 6.500%, 1/15/2014                $     900,000         955,395
            Indiana Transn Fin Auth, Airport Facils Lease Rev,
              Series A, 6.750%, 11/1/2011                                      $   1,500,000       1,598,535
            Indianapolis Loc Pub Impt Bank, Indiana, Rev,
              Series 1991C, 6.700%, 1/1/2017                                   $   3,750,000       3,929,400
            Petersburg, Indiana (Indianapolis Pwr & Light Proj)
              (MBIA Insured), PCR Ref, Series 1993B, 5.400%,
              8/1/2017                                                         $   9,850,000       9,924,269
==============================================================================================================
                                                                                                  16,407,599
4.10        LOUISIANA
            Louisiana Loc Govt Envir Facils & Cmnty Dev Auth,
              (Cap Proj & Equip Acquisition Prog)
              (AMBAC Insured), Rev,
              Series 2000, 6.550%, 9/1/2025                                    $   6,000,000       6,234,060
              Series 2000A, 6.300%, 7/1/2030                                   $   1,000,000       1,096,470
            Louisiana Pub Facils Auth (Student Lns Insured),
            Student Ln Rev, Series 1992A-1, 6.200%, 3/1/2001                   $     165,000         166,346
==============================================================================================================
                                                                                                   7,496,876
7.84        MASSACHUSETTS
            Boston Wtr & Swr Commn, Massachusetts
              (MBIA Insured), Gen Rev, 1993 Sr Series A, 5.250%,
              11/1/2019                                                        $   5,385,000       5,313,810
            Massachusetts, Gen Oblig Consolidated Ln,
              Series 2000 A, 5.750%, 2/1/2009                                  $     785,000         842,909
            Massachusetts Dev Fin Agency (Boston Univ Issue)
              (Institution Insured), Rev, Series P,
              6.000%, 5/15/2059                                                $   4,500,000       4,552,830
              5.450%, 5/15/2059                                                $   4,000,000       3,633,440
==============================================================================================================
                                                                                                  14,342,989
4.59        MICHIGAN
            Allegan Pub School Dist, Michigan (FSA Insured),
              Gen Oblig Unlimited Tax, Series 2000, 5.750%, 5/1/2030           $     500,000         505,610
            Lake Orion Cmnty School Dist, Michigan (Oakland Cnty)
              (FSA Insured), Gen Oblig Unlimited Tax,
              Series A, 6.000%, 5/1/2018                                       $     500,000         527,450
            Michigan Hosp Fin Auth (Ascension Hlth Credit Group),
              Rev, Series 1999A, 5.500%, 11/15/2007                            $   3,000,000       3,120,630
            Michigan Muni Bd Auth, Clean Wtr Revolving Rev,
              Series 1999, 5.625%, 10/1/2010                                   $   3,500,000       3,735,445

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            Muskegon Heights, Michigan (MBIA Insured),
              Wtr Supply System, Series 2000A, 5.400%, 11/1/2014                $    505,000 $       513,817
==============================================================================================================
                                                                                                   8,402,952
0.55        MINNESOTA
            Minneapolis-St Paul Metro Airports Commn, Minnesota,
              Gen Oblig Rev Ref, Series 13, 5.000%, 1/1/2009                   $   1,000,000       1,010,220
==============================================================================================================
2.97        MISSISSIPPI
            Mississippi (FGIC Insured), Gen Obilg, LOC Govts Cap
              Impts Issue, Series I, 6.000%,
              11/1/2008                                                        $   5,000,000       5,440,000
==============================================================================================================
4.85        MONTANA
            Forsyth, Montana (Protland Gen Elec Proj), VR,
              PCR Ref, Series 1998B, 4.750%, 5/1/2033                          $   9,000,000       8,876,790
==============================================================================================================
1.19        NEVADA
            Nevada Hsg Div (Single Family Prog), Sr Rev,
              1984 Issue B-1, 5.900%, 4/1/2003                                 $      70,000          72,111
            Nevada (Nevada Muni Bank Projs #66 & #67)
              (FGIC Insured), Gen Oblig Ltd Tax, Series July 1,
              1998A, 5.500%, 5/15/2007                                         $   2,000,000       2,097,680
==============================================================================================================
                                                                                                   2,169,791
1.55        NEW JERSEY
            New Jersey Hlth Care Facils Fing Auth (Kennedy Hlth
              System Obligated Group) (MBIA Insured), Rev & Ref,
              Series 1997B, 5.750%, 7/1/2008                                   $   1,000,000       1,064,700
            New Jersey Transn Trust Fund Auth, Transn System Dev,
              Series 1999A, 5.500%, 6/15/2010                                  $   1,670,000       1,763,487
==============================================================================================================
                                                                                                   2,828,187
2.89        NEW MEXICO
            Los Alamos Cnty, New Mexico (FSA Insured),
              Util System Rev, Series 1994A, 6.000%, 7/1/2009                  $   5,000,000       5,284,750
==============================================================================================================
6.55        NEW YORK
            New York & New Jersey Port Auth, Consolidated
              Gen Oblig, Rev, Ninety-Third Series, 6.125%,
              6/1/2094                                                         $   5,250,000       5,602,380
            New York City Muni Wtr Fin Auth, New York, Wtr &
            Swr System Dev, Series 2000B, 6.000%, 6/15/2033                    $   1,500,000       1,557,105
            Triborough Bridge & Tunnel Auth, New York,
              Gen Purpose Rev,
                Series 1993B, 5.000%, 1/1/2020                                 $   1,935,000       1,838,076
                Series Y, 5.500%, 1/1/2017                                     $   2,900,000       2,981,374
==============================================================================================================
                                                                                                  11,978,935
1.83        NORTH DAKOTA
            Ward Cnty, North Dakota (St Joseph's Hosp Proj),
              Hlth Care Facil Rev, Series 1994, 8.875%,
              11/15/2024                                                       $   2,850,000       3,346,014
==============================================================================================================
3.59        OHIO
            Cleveland, Ohio (MBIA Insured), Wtrwks Impt First
              Mtg Ref Rev, Series G, 1993, 5.500%, 1/1/2021                    $   3,000,000       3,062,580

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            Ohio Wtr Dev Auth (Cleveland Elec Illum Proj),
              PCR Ref, Series 1999-A, 5.580%, 6/15/2033                         $  3,000,000 $     2,986,620
            Plain Loc School Dist, Ohio (Franklin & Licking
              Cntys) (FGIC Insured), Gen Oblig Unlimited Tax,
              Series 2000, 6.000%, 12/1/2025                                    $    500,000         523,080
==============================================================================================================
                                                                                                   6,572,280
0.29        OKLAHOMA
            Jenks Aquarium Auth, Oklahoma (MBIA Insured),
              1st Mtg Rev, Series 2000, 6.000%, 7/1/2020                        $    500,000         526,100
==============================================================================================================
1.56        RHODE ISLAND
            Providence Pub Bldgs Auth, Rhode Island (School Proj)
              (FSA Insured), Rev, Series 2000A, 5.750%, 12/15/2016              $  1,210,000       1,258,158
            Rhode Island Depositors Econ Protection,
              Special Oblig, 1992 Series A, 6.950%, 8/1/2022                    $  1,500,000       1,597,755
==============================================================================================================
                                                                                                   2,855,913
1.71        TENNESSEE
            Shelby Cnty Hlth, Edl & Hsg Facil Brd, Tennessee
              (Methodist Hlthcare) (MBIA Insured), Hosp Rev,
              Series 1998, 5.500%, 4/1/2008                                     $  3,000,000       3,122,310
==============================================================================================================
7.86        TEXAS
            Austin, Texas (AMBAC Insured), Combined Util
              Systems Rev Ref, Series 1992, Cap Appreciation,
              11/15/2011                                                       $   1,400,000         791,588
            Austin, Texas, Wtr Swr & Elec Ref Rev, Series 1982,
              14.000%, 11/15/2001,
                Prerefunded 1995                                               $       5,000           5,318
                Prefunded 1998                                                 $      30,000          31,908
                Unrefunded Balance 1998                                        $     175,000         186,004
            Denton, Texas (FSA Insured), Util System Rev Ref,
              Series 2000A, 5.400%, 12/1/2013                                  $   1,000,000       1,019,960
            Galena Park Indpt School Dist, Texas (Harris Cnty)
              (PSFG Insured), Unltd Tax School Bldg & Ref,
              Series 1996, Cap Appreciation, 8/15/2023                         $   3,220,000         871,107
            Little Elm Indpt School Dist, Texas (Denton Cnty)
              (PSF Insured), Gen Oblig Unlimited Tax,
              Series 1999, 6.000%, 8/15/2035                                   $   1,500,000       1,546,200
            Lubbock Hlth Facils Dev, Texas (St Joseph Hlth
              System), Rev, Series 1998, 5.250%, 7/1/2013                      $   2,000,000       1,951,060
            North Central Texas Hlth Facils Dev (MBIA Insured),
              Hlth Resources System Rev,
              Series 1997B, 5.750%, 2/15/2012                                  $   2,000,000       2,110,760
            San Antonio, Texas (Bexar Cnty) Wtr System Rev & Ref,
              Series 1999, 5.875%, 5/15/2018                                   $   1,000,000       1,031,260
            Spring Branch Indpt School Dist, Texas (Harris Cnty)
              (PSFG Insured), General Oblig Limited Tax,
              Series 2000, 5.750%, 2/1/2024                                    $   3,300,000       3,345,935
            Texas Wtr Finl Assistance (State Participation Prog),
              Gen Oblig, Series 1999C, 5.500%, 8/1/2024                        $   1,500,000       1,478,400
==============================================================================================================
                                                                                                  14,369,500

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

1.05        UTAH
            Utah, Gen Oblig Unlimited Tax, Series 1998A,
              5.000%, 7/1/2012                                                 $   1,480,000 $     1,479,941
            Utah Hsg Fin Agency (FHA/VA/FHMA Insured),
              Single Family Mtg, 1994 Issue D-1 Term
              Mezzanine, 6.450%, 7/1/2011                                      $     415,000         432,691
==============================================================================================================
                                                                                                   1,912,632
0.56        VERMONT
            Vermont Hsg Fin Agency, Single Family Hsg Rev,
              Series 5, 6.875%, 11/1/2016                                      $     975,000       1,027,465
==============================================================================================================
0.84        VIRGINIA
            Virginia Hsg Dev Auth, Gen Oblig, Rental Hsg Rev,
              2000 Series D, 5.700%, 4/1/2011                                  $   1,500,000       1,543,350
==============================================================================================================
1.35        WASHINGTON
            Washington Pub Pwr Supply System (Nuclear Proj #2)
              (AMBAC Insured), Ref Rev, Series 1997A, 6.000%,
              7/1/2006                                                         $     800,000         850,520
            White River School Dist #416, Washington (Pierce Cnty)
              (School Brd Gty) Gen Oblig, Series 2000,
              5.350%, 12/1/2009                                                $   1,550,000       1,622,726
==============================================================================================================
                                                                                                   2,473,246
5.00        WISCONSIN
            Adams Cnty, Wisconsin (Adams-Friendship School
              Dist) (AMBAC Insured), Gen Oblig Ref, 6.500%,
              4/1/2015                                                         $   1,340,000       1,528,002
            Southeast Wisconsin Professional Baseball Park Dist
              (MBIA Insured), Sales Tax Rev Ref, Series 1998A,
              5.500%, 12/15/2019                                               $   5,000,000       5,113,150
            Wisconsin, Gen Oblig, Series 2000C, 5.500%, 5/1/2019               $   2,500,000       2,500,375
==============================================================================================================
                                                                                                   9,141,527
            TOTAL MUNICPAL BONDS (Cost $173,086,410)                                             176,704,754
==============================================================================================================
3.39        SHORT-TERM INVESTMENTS--MUNICPAL NOTES
0.55        FLORIDA
            Clay Cnty Hsg Fin Auth, Florida (Bluff House Apts Phase II Proj),
              (LOC-Barnett Bank), VR, Multifamily Mortgage Rev Ref,
              Series 1988, 4.250%, 9/1/2012(j)                                 $   1,000,000       1,000,000
==============================================================================================================
0.55        LOUISIANA
            Calcasieu Parish, Lousiana (Olin Corp Proj)
              (LOC-Wachovia Bank), VRD, IDR, Series 1993B,
              4.250%, 2/1/2016(j)                                              $   1,000,000       1,000,000
==============================================================================================================
1.58        NORTH DAKOTA
            Grand Forks, North Dakota (United Hosp Oblig Grp Proj)
              (LOC-LaSalle National Bank), VR, Hosp Hlthcare Facils
              Rev, Series 1992B, 4.300%, 12/1/2016(j)                          $   2,900,000       2,900,000
==============================================================================================================
0.71        OHIO
            Columbus, Ohio (SPA-WestDeutche LandesBank),
              VR, Gen Oblig, Series 1996-1, 4.100%, 12/1/2017(j)               $   1,300,000       1,300,000
==============================================================================================================

                                                                    COUNTRY    SHARES, UNITS
                                                                    CODE IF     OR PRINCIPAL
%           DESCRIPTION                                              NON US           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------

            TOTAL MUNICIPAL SHORT-TERM NOTES
              (COST $6,200,000)                                                              $     6,200,000
==============================================================================================================
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $179,286,410)(i)                                                           $   182,904,754
==============================================================================================================

U.S. GOVERNMENT SECURITIES FUND
92.15       FIXED INCOME SECURITIES
39.10       US GOVERNMENT OBLIGATIONS
            US Treasury Bonds
              8.125%, 8/15/2019                                                $  10,000,000 $    12,431,250
              7.500%, 11/15/2016                                               $   5,000,000       5,789,065
              5.250%, 2/15/2029                                                $  12,000,000      11,058,756
==============================================================================================================
            TOTAL US GOVERNMENT OBLIGATIONS
              (COST $29,886,929)                                                                  29,279,071
==============================================================================================================
53.05       US GOVERNMENT AGENCY OBLIGATIONS
            Freddie Mac, Gold, Participation Certificates
              6.500%, 7/1/2008                                                 $   7,015,073       6,904,505
              6.500%, 8/1/2008                                                 $   1,607,292       1,581,958
            Government National Mortgage Association I
              Pass-Through Certificates
              7.000%, 7/15/2029                                                $   4,793,576       4,705,705
              6.000%, 12/15/2028                                               $   9,431,709       8,829,347
              6.000%, 2/15/2029                                                $   9,575,945       8,955,919
              6.000%, 3/15/2029                                                $   9,345,312       8,740,219
==============================================================================================================
              TOTAL US GOVERNMENT AGENCY OBLIGATIONS
                (COST $41,290,301)                                                                39,717,653
==============================================================================================================
            TOTAL FIXED INCOME SECURITIES (COST $71,177,230)                                      68,996,724
==============================================================================================================
7.85        SHORT-TERM INVESTMENTS--US
            GOVERNMENT AGENCY
            Fannie Mae, Discount Notes, 6.530%, 9/1/2000
              (Cost $5,880,000)                                                $   5,880,000       5,880,000
==============================================================================================================
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $77,057,230)
            (Cost for Income Tax Purposes $77,139,981)                                       $    74,876,724
==============================================================================================================

(a) Step-up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

(b) Securities acquired pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

(c) Security is a defaulted security with respect to cumulative interest payments of $344,688 at August 31, 2000 and is a fair valued security.

(d) Security is a defaulted security with respect to cumulative interest payments of $862,500 at August 31, 2000.

(e)  Security is non-income producing.

(f) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.

(g) PAY PHONES-- Premium Accelerated Yield Participating Hybrid Option Note Exchangeable Securities.

(h) Step-down bonds are obligations which decrease the interest payment rate at a specific point in time. Rate shown reflects current rate which may step down at a future date.

(i)  Also represents cost for income tax purposes.

(j) All securties with a maturity date greater than one year have either a variable rate, demand feature, optional or madatory put resulting in an effective maturity of one year or less. Rate shown is current rate.

The following acronyms may be used in security descriptions:
AMBAC   --    American Municpal Bond Assurance Corporation
FGIC    --    Flexible Guaranty Insurance Company
FDR(k)  --    Flexible Demand Revenue
FRD(k)  --    Floating Rate Period
FSA     --    Financial Security Assurance
IDR     --    Industrial Development Revenue
LOC     --    Letter of Credit
MBIA    --    Municipal Bond Investors Assurance Corporation
PCR     --    Pollution Control Revenue
PSFG    --    Permanent School Fund Guarantee Program
VR(k)   --    Variable Rate

(k)  Rate is subject to change. Rate shown reflects current rate.

SUMMARY OF INVESMENTS BY COUNTRY

                                                    % OF
                               COUNTRY         INVESTMENT
COUNTRY                           CODE         SECURITIES             VALUE
--------------------------------------------------------------------------------
HIGH YIELD FUND
Australia                           AS              0.25%     $   1,985,400
Bermuda                             BD               3.23        25,727,250
Canada                              CA               7.42        59,050,369
Ireland                             IE               3.46        27,496,750
Netherlands                         NL               2.67        21,211,250
United Kingdom                      UK               3.61        28,687,335
United States                       US              79.36       631,047,725
================================================================================
                                                  100.00%     $ 795,206,079
================================================================================
SELECT INCOME FUND
Bermuda                             BD              0.35%     $   2,000,000
Canada                              CA               9.49        54,551,197
Ireland                             IE               2.55        14,674,750
Netherlands                         NL               0.23         1,310,625
United Kingdom                      UK               0.62         3,550,000
United States                       US              86.76       498,696,547
================================================================================
                                                  100.00%     $ 574,783,119
================================================================================
See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO Bond Funds, Inc.
August 31, 2000

                                                                         HIGH           SELECT
                                                                        YIELD           INCOME
                                                                         FUND             FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $  873,237,019   $  597,509,226
================================================================================================
  At Value(a)                                                  $  795,206,079   $  574,783,119
Cash                                                                        0              255
Receivables:
  Investment Securities Sold                                        1,700,649                0
  Fund Shares Sold                                                  4,094,852        1,823,601
  Dividends and Interest                                           11,305,557        8,667,069
Prepaid Expenses and Other Assets                                      55,615           41,881
================================================================================================
TOTAL ASSETS                                                      812,362,752      585,315,925
================================================================================================
LIABILITIES
Payables:
  Custodian                                                             8,406                0
  Distributions to Shareholders                                       700,666          177,059
  Investment Securities Purchased                                  16,013,795        8,162,918
  Fund Shares Repurchased                                           3,021,171        1,909,791
Accrued Distribution Expenses
  Investor Class                                                      164,327          120,454
  Class C                                                               3,726              312
Accrued Expenses and Other Payables                                    69,893           50,093
================================================================================================
TOTAL LIABILITIES                                                  19,981,984       10,420,627
================================================================================================
NET ASSETS AT VALUE                                            $  792,380,768   $  574,895,298
================================================================================================
NET ASSETS
Paid-in Capital(b)                                             $  922,314,988   $  618,865,808
Accumulated Undistributed Net Investment Income (Loss)                 27,941         (27,845)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions        (51,931,221)     (21,216,558)
Net Depreciation of Investment Securities and
  Foreign Currency Transactions                                  (78,030,940)     (22,726,107)
================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding          $  792,380,768   $  574,895,298
NET ASSETS AT VALUE:
  Investor Class                                               $  787,537,408   $  574,518,235
================================================================================================
  Class C                                                      $    4,843,360   $      377,063
================================================================================================
Shares Outstanding
  Investor Class                                                  131,591,244       94,736,348
  Class C                                                             811,248           62,252
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                               $         5.98   $         6.06
  Class C                                                      $         5.97   $         6.06
================================================================================================

(a)Investment   securities  at  cost  and  value  at  August  31,  2000  include repurchase agreements of $584,000 and $761,000 for High Yield and Select Income Funds, respectively.

(b)The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 700 million have been allocated to High Yield Fund and 600 million to Select Income Fund: 400 million to High Yield Fund - Investor Class, 300 million to High Yield - Class C, 300 million to Select Income Fund - Investor Class and 300 million to Select Income Fund - Class C.

See Notes to Financial Statements

INVESCO Bond Funds, Inc.
August 31, 2000

                                                                                          U.S.
                                                                     TAX-FREE       GOVERNMENT
                                                                         BOND       SECURITIES
                                                                         FUND             FUND
----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                      $  179,286,410   $   77,057,230
================================================================================================
  At Value                                                     $  182,904,754   $   74,876,724
Cash                                                                  197,364            9,542
Receivables:
  Fund Shares Sold                                                    162,543          151,180
  Interest                                                          2,337,566          394,125
Prepaid Expenses and Other Assets                                      32,536           23,936
================================================================================================
TOTAL ASSETS                                                      185,634,763       75,455,507
================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                       171,859           11,305
  Investment Securities Purchased                                   6,239,980                0
  Fund Shares Repurchased                                             980,345          299,285
Accrued Distribution Expenses
  Investor Class                                                       37,554           15,705
  Class C                                                                   1               91
Accrued Expenses and Other Payables                                    50,310           17,287
================================================================================================
TOTAL LIABILITIES                                                   7,480,049          343,673
================================================================================================
NET ASSETS AT VALUE                                            $  178,154,714   $   75,111,834
================================================================================================
NET ASSETS
Paid-in Capital(a)                                             $  177,172,050   $   79,001,504
Accumulated Undistributed Net Investment Income                         4,036           46,456
Accumulated Undistributed Net Realized
  Loss on Investment Securities                                   (2,639,716)      (1,755,620)
Net Appreciation (Depreciation) of Investment Securities            3,618,344      (2,180,506)
================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding          $  178,154,714   $   75,111,834
================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                               $  178,153,605   $   74,870,441
================================================================================================
Class C                                                        $        1,109   $      241,393
================================================================================================
Shares Outstanding
  Investor Class                                                   12,106,007       10,619,735
  Class C                                                                  75           34,214
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                               $        14.72   $         7.05
  Class C                                                       $       14.71   $         7.06
================================================================================================

(a)The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Tax-Free Bond Fund and 200 million to U.S. Government Securities Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO Bond Funds, Inc.
Year Ended August 31, 2000

                                                                         HIGH           SELECT
                                                                        YIELD           INCOME
                                                                         FUND             FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $    7,498,524   $      669,003
Interest                                                           72,675,374       43,621,566
================================================================================================
  TOTAL INCOME                                                     80,173,898       44,290,569
================================================================================================
EXPENSES
Investment Advisory Fee                                             3,069,355        2,701,821
Distribution Expenses
  Investor Class                                                    1,887,592        1,358,254
  Class C                                                              14,147              756
Transfer Agent Fees                                                 1,801,015        1,795,213
Administrative Services Fees                                          350,403          254,520
Custodian Fees and Expenses                                            71,798           74,902
Directors' Fees and Expenses                                           42,048           33,272
Interest Expenses                                                      10,428              799
Professional Fees and Expenses                                         39,040           33,720
Registration Fees and Expenses - Investor Class                       131,967          104,183
Reports to Shareholders                                               147,993          105,925
Other Expenses                                                         35,081           30,422
================================================================================================
  TOTAL EXPENSES                                                    7,600,867        6,493,787
  Fees and Expenses Absorbed by Investment Adviser                          0        (720,362)
  Fees and Expenses Paid Indirectly                                  (66,614)         (66,402)
================================================================================================
    NET EXPENSES                                                    7,534,253        5,707,023
================================================================================================
NET INVESTMENT INCOME                                              72,639,645       38,583,546
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                          (15,594,325)     (13,352,053)
  Foreign Currency Transactions                                      (40,926)                0
================================================================================================
    Total Net Realized Loss                                      (15,635,251)     (13,352,053)
================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                          (36,288,241)        6,620,820
  Foreign Currency Transactions                                       630,500                0
================================================================================================
    Total Net Appreciation (Depreciation)                        (35,657,741)        6,620,820
================================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                              (51,292,992)      (6,731,233)
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   21,346,653   $   31,852,313
================================================================================================
See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO Bond Funds, Inc.
Year Ended August 31, 2000

                                                                                          U.S.
                                                                     TAX-FREE       GOVERNMENT
                                                                         BOND       SECURITIES
                                                                         FUND             FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                                $    9,475,786   $    4,746,183
================================================================================================
EXPENSES
Investment Advisory Fees                                              973,116          415,677
Distribution Expenses
  Investor Class                                                      442,324          188,897
  Class C                                                                   6              189
Transfer Agent Fees                                                   244,641          410,659
Administrative Services Fees                                           89,618           44,010
Custodian Fees and Expenses                                            17,118           13,148
Directors' Fees and Expenses                                           17,360           12,679
Professional Fees and Expenses                                         25,555           22,163
Registration Fees and Expenses - Investor Class                        63,191           57,901
Reports to Shareholders                                                58,355           47,163
Other Expenses                                                         33,359            5,158
================================================================================================
  TOTAL EXPENSES                                                    1,964,643        1,217,644
  Fees and Expenses Absorbed by Investment Adviser                  (356,552)        (449,952)
  Fees and Expenses Paid Indirectly                                  (15,622)         (11,299)
================================================================================================
    NET EXPENSES                                                    1,592,469          756,393
================================================================================================
NET INVESTMENT INCOME                                               7,883,317        3,989,790
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                        (2,384,240)      (1,402,264)
Change in Net Appreciation of Investment Securities                 4,852,642        3,653,854
================================================================================================
NET GAIN ON INVESTMENT SECURITIES                                   2,468,402        2,251,590
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   10,351,719   $    6,241,380
================================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
High Yield Fund

                                                                          YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------
                                                                         2000             1999
OPERATIONS
Net Investment Income                                          $   72,639,645   $   74,434,588
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                              (15,635,251)     (36,200,631)
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                   (35,657,741)       24,051,849
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                         21,346,653       62,285,806
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                                 (72,509,127)     (74,435,367)
  Class C                                                           (130,539)               --
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                        0     (24,616,173)
================================================================================================
TOTAL DISTRIBUTIONS                                              (72,639,666)     (99,051,540)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                  454,459,618    1,378,371,257
  Class C                                                           5,089,857               --
Reinvestment of Distributions
  Investor Class                                                   62,831,854       86,094,100
  Class C                                                              76,667               --
================================================================================================
                                                                  522,457,996    1,464,465,357
Amounts Paid for Repurchases of Shares
  Investor Class                                                (471,876,363)  (1,275,757,061)
  Class C                                                           (244,425)               --
================================================================================================
                                                                (472,120,788)  (1,275,757,061)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                          50,337,208      188,708,296
================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (955,805)      151,942,562
NET ASSETS
Beginning of Period                                               793,336,573      641,394,011
================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $27,941 and $30,876, respectively)  $  792,380,768   $  793,336,573
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
High Yield Fund (Continued)

                                                                          YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------
                                                                         2000             1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                   73,111,663      210,553,094
  Class C                                                             839,665               --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                   10,183,050       13,182,355
  Class C                                                              12,820               --
================================================================================================
                                                                   84,147,198      223,735,449
Shares Repurchased
  Investor Class                                                 (75,646,163)    (194,736,532)
  Class C                                                            (41,237)               --
================================================================================================
                                                                 (75,687,400)    (194,736,532)
NET INCREASE IN FUND SHARES                                         8,459,798       28,998,917
================================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
Select Income Fund

                                                                          YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------
                                                                         2000             1999
OPERATIONS
Net Investment Income                                          $   38,583,546   $   35,050,788
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                              (13,352,053)      (6,529,232)
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                      6,620,820     (29,276,206)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              31,852,313        (754,650)
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                                 (38,578,766)     (35,047,792)
  Class C                                                             (4,884)               --
Net Realized Gain on Investment Securities - Investor Class                 0      (1,765,695)
In Excess of Net Realized Gain on Investment
  Securities - Investor Class                                         (6,233)      (7,747,843)
================================================================================================
TOTAL DISTRIBUTIONS                                              (38,589,883)     (44,561,330)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                  292,523,414      421,924,213
  Class C                                                             368,091               --
Reinvestment of Distributions
  Investor Class                                                   35,700,712       41,699,537
  Class C                                                               4,637               --
Net Assets Received from Acquisition
  of Short-Term Bond Fund (Note 3)                                         --       17,295,250
================================================================================================
                                                                  328,596,854      480,919,000
Amounts Paid for Repurchases of Shares
  Investor Class                                                (296,402,123)    (388,789,138)
  Class C                                                                (25)               --
================================================================================================
                                                                (296,402,148)    (388,789,138)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                          32,194,706       92,129,862
================================================================================================
TOTAL INCREASE IN NET ASSETS                                       25,457,136       46,813,882
NET ASSETS
Beginning of Period                                               549,438,162      502,624,280
================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income (Loss) of ($27,845) and
  $72,968, respectively)                                       $  574,895,298   $  549,438,162
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
Select Income Fund (Continued)

                                                                          YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------
                                                                         2000             1999
FUND SHARE TRANSACTIONS
Shares Sold

  Investor Class                                                   48,544,992       64,797,931
  Class C                                                              61,484               --
Shares Issued from Reinvestment of Distributions

  Investor Class                                                    5,919,994        6,431,237
  Class C                                                                 772               --
Shares Issued in Connection with Acquisition of
  Short-Term Bond Fund (Note 3)                                            --        2,767,609
================================================================================================
                                                                   54,527,242       73,996,777
Shares Repurchased
  Investor Class                                                 (49,108,309)     (59,917,117)
  Class C                                                                 (4)               --
================================================================================================
                                                                 (49,108,313)     (59,917,117)
NET INCREASE IN FUND SHARES                                         5,418,929       14,079,660
================================================================================================
See Notes to Financial Statements

Tax-Free Bond Fund

                                                         YEAR          PERIOD             YEAR
                                                        ENDED           ENDED            ENDED
                                                    AUGUST 31       AUGUST 31          JUNE 30
------------------------------------------------------------------------------------------------
                                                         2000         1999(a)             1999
OPERATIONS
Net Investment Income                             $ 7,883,317  $    1,372,424   $    8,423,076
Net Realized Gain (Loss) on
  Investment Securities                           (2,384,240)       (224,714)        2,734,848
Change in Net Appreciation (Depreciation)
  of Investment Securities                          4,852,642     (2,213,390)      (8,012,486)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                  10,351,719     (1,065,680)        3,145,438
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                  (7,883,296)     (1,372,389)      (8,422,999)
  Class C                                                (21)              --               --
In Excess of Net Realized Gain on Investment
  Securities - Investor Class                       (689,096)               0      (6,238,148)
================================================================================================
TOTAL DISTRIBUTIONS                               (8,572,413)     (1,372,389)     (14,661,147)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                   56,243,612       4,467,683       76,105,580
  Class C                                               1,039              --               --
Reinvestment of Distributions
  Investor Class                                    6,316,170       1,001,308       11,143,364
  Class C                                                  21              --               --
Net Assets Received from Acquisition
  of Tax-Free Intermediate Bond Fund (Note 3)              --              --        6,067,497
================================================================================================
                                                   62,560,842       5,468,991       93,316,441
Amounts Paid for Repurchases of Shares
  Investor Class                                 (78,021,237)    (12,986,028)     (91,480,968)
  Class C                                                 (1)              --               --
================================================================================================
                                                 (78,021,238)    (12,986,028)     (91,480,968)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   (15,460,396)     (7,517,037)        1,835,473
================================================================================================
TOTAL DECREASE IN NET ASSETS                     (13,681,090)     (9,955,106)      (9,680,236)
NET ASSETS
Beginning of Period                               191,835,804     201,790,910      211,471,146
================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $4,036, $15,741 and $15,706,
  respectively)                                $  178,154,714  $  191,835,804   $  201,790,910
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
Tax-Free Bond Fund (Continued)
                                                         YEAR          PERIOD             YEAR
                                                        ENDED           ENDED            ENDED
                                                    AUGUST 31       AUGUST 31          JUNE 30
------------------------------------------------------------------------------------------------
                                                         2000         1999(a)             1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                    3,917,935         306,314        4,882,612
  Class C                                                  74              --               --
Shares Issued from Reinvestment of Distributions
  Investor Class                                      441,797          68,476          724,248
  Class C                                                   1              --               --
Shares Issued in Connection with Acquisition
  of Tax-Free Intermediate Bond Fund (Note 3)              --              --          406,050
================================================================================================
                                                    4,359,807         374,790        6,012,910
Shares Repurchased - Investor Class               (5,453,139)       (890,035)      (5,883,609)
================================================================================================
NET INCREASE (DECREASE) IN
  FUND SHARES                                     (1,093,332)       (515,245)          129,301
================================================================================================

(a) From July 1, 1999 to August 31, 1999, the Fund's current fiscal year end.

See Notes to Financial Statements

U.S. Government Securities Fund

                                                                          YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------
                                                                         2000             1999
OPERATIONS

Net Investment Income                                          $    3,989,790   $    3,451,333
Net Realized Gain (Loss) on Investment Securities                 (1,402,264)          110,430
Change in Net Appreciation (Depreciation)
  of Investment Securities                                          3,653,854      (6,306,012)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               6,241,380      (2,744,249)
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                                  (3,988,910)      (3,451,333)
  Class C                                                               (880)               --
Net Realized Gain on Investment Securities - Investor Class                 0      (4,863,438)
In Excess of Net Realized Gain on Investment
  Securities - Investor Class                                         (4,763)        (305,306)
================================================================================================
TOTAL DISTRIBUTIONS                                               (3,994,553)      (8,620,077)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                   73,789,352      177,382,649
  Class C                                                             423,663               --
Reinvestment of Distributions
  Investor Class                                                    3,630,906        8,027,013
  Class C                                                                 824               --
Net Assets Received from Acquisition of
  Intermediate Government Bond Fund (Note 3)                               --       22,786,723
================================================================================================
                                                                   77,844,745      208,196,385
Amounts Paid for Repurchases of Shares
  Investor Class                                                 (84,694,074)    (196,418,206)
  Class C                                                           (184,357)               --
================================================================================================
                                                                 (84,878,431)    (196,418,206)
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                         (7,033,686)       11,778,179
================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (4,786,859)          413,853
NET ASSETS
Beginning of Period                                                79,898,693       79,484,840
================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $46,456 and $44,131, respectively)  $   75,111,834     $ 79,898,693
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
U.S. Government Securities Fund (Continued)

                                                                          YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------
                                                                         2000             1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                   10,781,871       23,153,199
  Class C                                                              60,498               --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                      531,143        1,080,738
  Class C                                                                 118               --
Shares Issued in Connection with Acquisition
  of Intermediate Government Bond Fund (Note3)                             --        3,275,274
================================================================================================
                                                                   11,373,630       27,509,211
Shares Repurchased
  Investor Class                                                 (12,430,042)     (25,723,274)
  Class C                                                            (26,402)               --
================================================================================================
                                                                 (12,456,444)     (25,723,274)
NET INCREASE (DECREASE) IN FUND SHARES                            (1,082,814)        1,785,937
================================================================================================
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Bond Funds, Inc.

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Bond Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds:
High Yield Fund, Select Income Fund, Tax-Free Bond Fund and U.S. Government Securities Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek a high level of current income for High Yield and Select Income Funds; to seek as high a level of current income exempt from federal income taxes as is consistent with preservation of capital for Tax-Free Bond Fund; and to seek a high level of current income by investing in debt obligations issued by the U.S. Government or its agencies for U.S. Government Securities Fund. INVESCO Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective February 15, 2000, High Yield, Select Income, Tax-Free Bond and U.S. Government Securities Funds began offering an additional class of shares, referred to as Class C shares. Investor Class and Class C shares are subject to an annual distribution fee to a maximum of 0.25% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

On May 20, 1999, shareholders of Tax-Free Bond Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Tax-Free Bond Fund from a separate series of INVESCO Tax Free Income Funds, Inc. to a separate series of INVESCO Bond Funds, Inc., effective August 20, 1999.

On May 20, 1999,  shareholders  of the Funds  approved an Agreement  and Plan of
Reorganization and Termination in which the following Funds which were previously series' of INVESCO Bond Funds, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Value Trust, respectively, merged: Short-Term Bond Fund ("Target Fund") into INVESCO Bond Funds, Inc. - Select Income Fund ("Surviving Fund"), Tax-Free Intermediate Bond Fund ("Target Fund") into INVESCO Tax-Free Income Funds, Inc. - Tax-Free Bond Fund ("Surviving Fund") and Intermediate Government Bond Fund ("Target Fund") into INVESCO Bond Funds, Inc. - U.S. Government Securities Fund ("Surviving Fund"). Shareholders of the Target Funds became shareholders of the Surviving Funds and received shares of the Surviving Funds equal in dollar value to the then current value of their shares in the Target Funds, effective at the close of business on June 4, 1999.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Municipal securities (including commitments to purchase such securities on a when-issued basis) are valued on the basis of prices provided by a pricing service approved by the Fund's board of directors which, in determining values, uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Under these procedures, municipal securities are valued based upon market quotations, if available.

Equity securities and closed-end investment companies traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of open-end investment companies are valued at net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date method. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

Mortgage paydown gain/loss is treated as ordinary income for tax purposes and is included in interest income in the Statement of Operations.

High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

High Yield and Select Income Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject these Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. High Yield, Select Income, Tax-Free Bond and U.S. Government Securities Funds incurred and elected to defer post-October 31 net capital losses of $16,245,109, $13,769,183, 1,832,459 and $1,400,783, respectively, to the year ended August 31, 2001.

At August 31, 2000, net capital loss carryovers were as follows:

                                                                     U.S.
                               HIGH            SELECT          GOVERNMENT
YEAR OF                       YIELD            INCOME          SECURITIES
EXPIRATION                     FUND              FUND                FUND
-----------------------------------------------------------------------------
2003                     $        0        $   46,911            $      0
2004                              0            17,095                   0
2005                              0            19,676                   0
2007                      2,045,175            16,678                   0
2008                     33,451,346         7,340,660             272,064

Net capital loss carryovers utilized in 2000 by Tax-Free Bond Fund amounted to $807,256. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 2000, 7.59% for High Yield Fund and 1.23% for Select Income Fund qualified for the dividends received deduction available to the Fund's corporate sharholders and 99.75% were exempt from federal income taxes for Tax-Free Bond Fund.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgaged-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the year ended August 31, 2000, the effects of such differences were as follows:

                                                  ACCUMULATED
                                ACCUMULATED     UNDISTRIBUTED
                              UNDISTRIBUTED      NET REALIZED
                                        NET      GAIN/LOSS ON
                                 INVESTMENT        INVESTMENT          PAID-IN
FUND                                 INCOME        SECURITIES          CAPITAL
--------------------------------------------------------------------------------
High Yield Fund                 $   (2,914)        $    2,914          $     0
Select Income Fund                (100,709)         (100,330)          201,039
Tax-Free Bond Fund                 (11,705)               117           11,588
U.S. Government Securities Fund       2,325          (45,304)           42,979

Net investment income, net realized gains and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                    AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                                                $0 TO      $300 TO        OVER
                                                 $300         $500        $500
FUND                                          MILLION      MILLION     MILLION
--------------------------------------------------------------------------------
High Yield Fund                                 0.50%        0.40%       0.30%
Select Income Fund                              0.55%        0.45%       0.35%
Tax-Free Bond Fund                              0.55%        0.45%       0.35%
U.S. Government Securities Fund                 0.55%        0.45%       0.35%

Effective May 11, 2000, a Sub-Advisory Agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of Tax-Free Bond Fund are made by AIM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class and Class C shares in any fiscal year can not be recovered in subsequent years. For the year/period ended August 31, 2000, amounts paid to the Distributor were as follows:

                                                         INVESTOR       CLASS
FUND                                                        CLASS           C
--------------------------------------------------------------------------------
High Yield Fund                                        $1,881,520    $ 10,421
Select Income Fund                                      1,350,818         444
Tax-Free Bond Fund                                        444,966           5
U.S. Government Securities Fund                           189,618          98

IFG receives a transfer agent fee from each Class at an annual rate of $28.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Prior to June 1, 2000, each Class paid an annual rate of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Select Income, Tax-Free Bond and U.S. Government Securities Funds for the year ended August 31, 2000.

A 2% redemption fee is retained by High Yield Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by High Yield Fund - Investor Class. Total redemption fees received by High Yield Fund - Investor Class for the year ended August 31, 2000 were $603,591.

NOTE 3 -- ACQUISITION OF INVESCO BOND FUNDS, INC. - SHORT-TERM BOND FUND ("TARGET FUND I"), INVESCO TAX-FREE INCOME FUNDS, INC. - TAX-FREE INTERMEDIATE BOND FUND ("TARGET FUND II") AND ACQUISITION OF INVESCO VALUE TRUST - INTERMEDIATE GOVERNMENT BOND FUND ("TARGET FUND III"). On June 4, 1999, Select Income Fund acquired all the net assets of Target Fund I pursuant to an Agreement and Plan of Reorganization and Termination approved by Target Fund I shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,767,609 shares of Select Income Fund (valued at $17,295,250) for 1,816,970 shares outstanding of Target Fund I on June 4, 1999. Target Fund I's net assets at that date ($17,295,250), which included $61,116 of unrealized depreciation, were combined with those of Select Income Fund. The aggregate net assets of Select Income Fund and Target Fund I immediately before the acquisition were $543,762,931 and $17,295,250, respectively. The net assets of Select Income Fund after the acquisition were $561,058,181.

On June 4, 1999, Tax-Free Bond Fund acquired all the net assets of Target Fund II pursuant to an Agreement and Plan of Reorganization and Termination approved by Target Fund II shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 406,050 shares of Tax-Free Bond Fund (valued at $6,067,497) for 605,338 shares outstanding of Target Fund II on June 4, 1999.

Target Fund II's net assets at that date ($6,067,497), which included $74,932 of unrealized appreciation, were combined with those of Tax-Free Bond Fund. The aggregate net assets of Tax-Free Bond Fund and Target Fund II immediately before the acquisition were $200,325,490 and $6,067,497, respectively. The net assets of Tax-Free Bond Fund after the acquisition were $206,392,987.

On June 4,1999, U.S. Government Securities Fund acquired all the net assets of Target Fund III pursuant to an Agreement and Plan of Reorganization and Termination approved by Target Fund III shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 3,275,274 shares of U.S. Government Securities Fund (valued at $22,786,723) for 1,845,823 shares outstanding of Target Fund III on June 4, 1999. Target Fund III's net assets at that date ($22,786,723), which included $238,936 of unrealized depreciation, were combined with those of U.S. Government Securities Fund. The aggregate net assets of U.S. Government Securities Fund and Target Fund III immediately before the acquisition were $64,047,158 and $22,786,723, respectively. The net assets of U.S. Government Securities Fund after the acquisition were $86,833,881.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                    PURCHASES         SALES
--------------------------------------------------------------------------------
High Yield Fund                                      $784,248,901  $718,165,680
Select Income Fund                                    452,834,697   416,602,410
Tax-Free Bond Fund                                     82,351,598    89,871,585

For the year ended August 31, 2000, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:

FUND                                                    PURCHASES         SALES
--------------------------------------------------------------------------------
Select Income Fund                                     $9,070,448   $13,905,984
U.S. Government Securities                             15,054,217    21,804,589

NOTE 5 -- APPRECIATION AND DEPRECIATION. At August 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                            NET
                                            GROSS         GROSS    APPRECIATION
FUND                                 APPRECIATION  DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
High Yield Fund                        $5,596,471   $83,838,794   $(78,242,323)
Select Income Fund                      2,947,260    25,683,292    (22,736,032)
Tax-Free Bond Fund                      5,094,765     1,476,421       3,618,344
U.S. Government Securities Fund           436,080     2,699,337     (2,263,257)

NOTE 6 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or AIM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended August 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                     UNFUNDED
                                     PENSION          ACCRUED         PENSION
FUND                                EXPENSES    PENSION COSTS       LIABILITY
--------------------------------------------------------------------------------
High Yield Fund                   $   16,990       $   12,619        $ 62,424
Select Income Fund                    12,840            8,576          44,006
Tax-Free Bond Fund                     4,746           11,863          36,082
U.S. Government Securities Fund        2,317            3,861          13,265

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the year ended August 31, 2000, High Yield Fund borrowed cash at a weighted average rate ranging from 6.37% to 6.38%. At August 31, 2000, there were no such borrowings and/or lendings for any Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At August 31, 2000, there were no such borrowings.

NOTE 9 --CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore, it is not an expense of the Fund. For the period ended August 31, 2000, the Distributor received an insignificant amount of CDSC from shareholder redemptions for High Yield Fund - Class C, Select Income Fund - Class C, Tax-Free Bond Fund - Class C and U.S. Government Securities Fund - Class C.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Bond Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO High Yield Fund, INVESCO Select Income Fund, INVESCO Tax-Free Bond Fund, and INVESCO U.S. Government Securities Fund (constituting INVESCO Bond Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
October 2, 2000

HIGH YIELD FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                       YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
PER SHARE DATA
Net Asset Value-- Beginning of Period                     $    6.40      $    6.76      $    7.45      $    6.84      $    6.73
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.60           0.60           0.64           0.62           0.63
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                             (0.42)         (0.19)         (0.29)           0.64           0.11
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                               0.18           0.41           0.35           1.26           0.74
=================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)                        0.60           0.60           0.64           0.62           0.63
Distributions from Capital Gains                               0.00           0.00           0.40           0.03           0.00
In Excess of Capital Gains                                     0.00           0.17           0.00           0.00           0.00
=================================================================================================================================
TOTAL DISTRIBUTIONS                                            0.60           0.77           1.04           0.65           0.63
=================================================================================================================================
Net Asset Value--End of Period                            $    5.98      $    6.40      $    6.76      $    7.45      $    6.84
=================================================================================================================================

TOTAL RETURN                                                  2.89%          6.53%          4.44%         19.27%         11.38%

RATIOS
Net Assets-- End of Period ($000 Omitted)                 $ 787,537      $ 793,337      $ 641,394      $ 470,965      $ 375,201
Ratio of Expenses to Average Net Assets(b)(c)                 1.00%          0.99%          0.86%          1.00%          0.99%
Ratio of Net Investment Income to Average Net Assets(b)       9.60%          9.13%          8.72%          8.71%          9.13%
Portfolio Turnover Rate                                         98%           154%           282%           129%           266%

(a)Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.

(b)Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99% and ratio of net investment income to average net assets would have been 9.13%.

(c)Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

HIGH YIELD FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $     6.31
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                      0.30
Net Losses on Securities (Both Realized and Unrealized)                  (0.34)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.04)
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOMe                                       0.30
================================================================================
Net Asset Value--End of Period                                       $     5.97
================================================================================

TOTAL RETURN(b)                                                      (0.52%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $    4,843
Ratio of Expenses to Average Net Assets(d)                             1.60%(e)
Ratio of Net Investment Income to Average Net Assets                   9.20%(e)
Portfolio Turnover Rate                                                  98%(f)

(a) From February 15, 2000, since inception of Class C, to August 31, 2000.

(b) The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized

(f) Portfolio Turnover is calculated at the Fund level, and therefore, represents the year ended August 31, 2000.

SELECT  INCOME FUND -- INVESTOR  CLASS

---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)

                                                                                       YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
PER SHARE DATA

Net Asset Value--Beginning of Period                      $    6.15      $    6.68      $    6.66      $    6.35      $    6.54
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.43           0.43           0.43           0.45           0.47
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                             (0.09)         (0.41)           0.19           0.34         (0.17)
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                               0.34           0.02           0.62           0.79           0.30
=================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                           0.43           0.43           0.43           0.45           0.46
In Excess of Net Investment Income                             0.00           0.00           0.00           0.00           0.01
Distributions from Capital Gains                               0.00           0.02           0.17           0.03           0.02
In Excess of Capital Gains(a)                                  0.00           0.10           0.00           0.00           0.00
=================================================================================================================================
TOTAL DISTRIBUTIONS                                            0.43           0.55           0.60           0.48           0.49
=================================================================================================================================
Net Asset Value--End of Period                            $    6.06      $    6.15      $    6.68      $    6.66      $    6.35
=================================================================================================================================

TOTAL RETURN                                                  5.78%          0.15%          9.58%         12.89%          4.78%

RATIOS
Net Assets--End of Period ($000 Omitted)                  $ 574,518      $ 549,438      $ 502,624      $ 287,618      $ 258,093
Ratio of Expenses to Average Net Assets(b)(c)                 1.06%          1.06%          1.06%          1.03%          1.01%
Ratio of Net Investment Income to Average Net Assets(b)       7.10%          6.56%          6.36%          6.98%          7.14%
Portfolio Turnover Rate                                         82%           135%           140%           263%           210%

(a) Distributions in exess of capital gains for the year ended August 31, 2000, aggregated less than $0.01 on a per share basis.

(b) Various expenses of the Class were voluntarily absorbed by IFG for the years ended August 31, 2000, 1999, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 1.16%, 1.10%, 1.21% and 1.16%, respectively, and ratio of net investment income to average net assets would have been 6.97%, 6.46%, 6.32%, 6.80% and 6.99%, respectively.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

SELECT INCOME FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                  $    6.02
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                      0.21
Net Gains on Securities (Both Realized and Unrealized)                     0.04
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.25
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                       0.21
================================================================================
Net Asset Value--End of Period                                        $    6.06
================================================================================

TOTAL RETURN(b)                                                        4.24%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                              $     377
Ratio of Expenses to Average Net Assets(d)                             1.83%(e)
Ratio of Net Investment Income to Average Net Assets                   6.42%(e)
Portfolio Turnover Rate                                                  82%(f)

(a)  From February 15, 2000, since inception of Class C, to August 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level, and therefore, represents the year ended August 31, 2000.

TAX-FREE BOND FUND -- INVESTOR  CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)


                                                          YEAR            PERIOD
                                                         ENDED             ENDED
                                                     AUGUST 31         AUGUST 31                  YEAR ENDED JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
                                                              2000        1999(a)      1999        1998        1997        1996
PER SHARE DATA
Net Asset Value--Beginning of Period                     $   14.53  $    14.71    $   15.57  $    15.34  $    15.20   $   15.07
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.64        0.10         0.62        0.63        0.66        0.73
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                              0.24      (0.18)       (0.40)        0.40        0.38        0.32
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              0.88      (0.08)         0.22        1.03        1.04        1.05
=================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                          0.64        0.10         0.62        0.63        0.66        0.73
In Excess of Net Investment Income                            0.00        0.00         0.00        0.00        0.01        0.00
Distributions from Capital Gains                              0.00        0.00         0.46        0.17        0.23        0.19
In Excess of Capital Gains                                    0.05        0.00         0.00        0.00        0.00        0.00
=================================================================================================================================
TOTAL DISTRIBUTIONS                                           0.69        0.10         1.08        0.80        0.90        0.92
=================================================================================================================================
Net Asset Value--End of Period                           $   14.72  $    14.53    $   14.71  $    15.57  $    15.34   $   15.20
=================================================================================================================================

TOTAL RETURN                                                 6.32%  (0.53%)(b)        1.30%       6.87%       7.05%       7.01%

RATIOS

Net Assets--End of Period ($000 Omitted)                 $ 178,154 $   191,836    $ 201,791 $   211,471 $   220,410 $   250,890
Ratio of Expenses to Average Net Assets(c)(d)                0.91%    0.90%(e)        0.91%       0.91%       0.90%       0.91%
Ratio of Net Investment Income to Average Net Assets(c)      4.45%    4.08%(e)        4.03%       4.06%       4.36%       4.76%
Portfolio Turnover Rate                                        50%       3%(b)          66%        173%        123%        146%

(a)  From July 1, 1999 to August 31, 1999, the Fund's current fiscal year end.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2000, for the period ended August 31, 1999 and for the years ended June 30, 1999, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.11%, 1.14% (annualized), 1.06%, 1.04%, 1.05% and 1.04%, respectively, and ratio of net investment income to average net assets would have been 4.25%, 3.84% (annualized), 3.88%, 3.93%, 4.21% and 4.63%, respectively.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

TAX-FREE BOND FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                $     14.05
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                      0.29
Net Gains on Securities (Both Realized and Unrealized)                     0.66
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.95
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                       0.29
================================================================================
Net Asset Value--End of Period                                      $     14.71
================================================================================

TOTAL RETURN(b)                                                        6.86%(c)

RATIOS

Net Assets--End of Period ($000 Omitted)                            $         1
Ratio of Expenses to Average Net Assets(d)(e)                          1.66%(f)

Ratio of Net Investment Income to Average Net Assets(d)                3.79%(f)

Portfolio Turnover Rate                                                  50%(g)

(a)  From February 15, 2000, since inception of Class C, to August 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.90% (annualized) and ratio of net investment loss to average net assets would have been (1.45%) (annualized).

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore, represents the year ended August 31, 2000.

U.S. GOVERNMENT SECURITIES FUND -- INVESTOR CLASS

---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
PER SHARE DATA
Net Asset Value--Beginning of Period                      $    6.81      $    7.99      $    7.49      $    7.15      $    7.49
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.36           0.35           0.40           0.43           0.44
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                               0.24         (0.58)           0.67           0.34         (0.34)
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                               0.60         (0.23)           1.07           0.77           0.10
=================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                           0.36           0.35           0.40           0.43           0.43
In Excess of Net Investment Income                             0.00           0.00           0.00           0.00           0.01
Distributions from Capital Gains                               0.00           0.56           0.17           0.00           0.00
In Excess of Capital Gains(a)                                  0.00           0.04           0.00           0.00           0.00
=================================================================================================================================
TOTAL DISTRIBUTIONS                                            0.36           0.95           0.57           0.43           0.44
=================================================================================================================================
Net Asset Value--End of Period                           $     7.05      $    6.81      $    7.99      $    7.49      $    7.15

TOTAL RETURN                                                  9.12%        (3.40%)         14.75%         11.01%          1.31%

RATIOS
Net Assets--End of Period ($000 Omitted)                 $   74,870      $  79,899      $  79,485      $  51,581      $  54,614
Ratio of Expenses to Average Net Assets(b)(c)                 1.02%          1.01%          1.01%          1.01%          1.02%
Ratio of Net Investment Income to Average Net Assets(b)       5.28%          4.80%          5.22%          5.78%          5.76%
Portfolio Turnover Rate                                         21%           114%           323%           139%           212%

(a) Distributions in excess of capital gains for the year ended August 31, 2000, aggregated less than $0.01 on a per share basis.

(b) Various expenses of the Class were voluntarily absorbed by IFG for the years ended August 31, 2000, 1999, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.61%, 1.60%, 1.41%, 1.32% and 1.48%, respectively, and ratio of net investment income to average net assets would have been 4.69%, 4.21%, 4.82%, 5.47% and 5.30%, respectively.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

U.S. GOVERNMENT SECURITIES FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $     6.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                      0.17
Net Gains on Securities (Both Realized and Unrealized)                     0.34
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           0.51
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                       0.17
================================================================================
Net Asset Value--End of Period                                       $     7.06
================================================================================

TOTAL RETURN(b)                                                        7.64%(c)

RATIOS

Net Assets-- End of Period ($000 Omitted)                            $      241
Ratio of Expenses to Average Net Assets(d)(e)                          1.94%(f)

Ratio of Net Investment Income to Average Net Assets(d)                4.65%(f)

Portfolio Turnover Rate                                                 21% (g)

(a)  From February 15, 2000, since inception of Class C, to August 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2000. If such expenses had not been voluntarily absorbed, ratio fo expenses to average net assets would have been 2.29% (annualized) and ratio of net investment income to average net assets would have been 4.30% (annualized).

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore, represents the year ended August 31, 2000.

OTHER INFORMATION

UNAUDITED

On May 10, 2000, a special meeting of the shareholders of Tax-Free Bond Fund was held at which the twelve directors identified below were elected and the approval of a new sub-advisory agreement between INVESCO Funds Group, Inc. and AIM Capital Management, Inc. (Proposal 1) were ratified. The following is a report of the votes cast:

                                                        WITHHELD/
NOMINEE/PROPOSAL                  FOR     AGAINST         ABSTAIN         TOTAL
--------------------------------------------------------------------------------
TAX-FREE BOND FUND
Charles W. Brady            7,304,371           0         237,796     7,542,167
Fred A. Derring             7,282,694           0         259,473     7,542,167
Mark H. Williamson          7,301,446           0         240,721     7,542,167
Dr. Victor L. Andrews       7,301,157           0         241,010     7,542,167
Bob R. Baker                7,322,633           0         219,534     7,542,167
Lawrence H. Budner          7,305,282           0         236,885     7,542,167
James T. Bunch              7,299,306           0         242,861     7,542,167
Dr. Wendy Lee Gramm         7,297,990           0         244,177     7,542,167
Richard W. Healey           7,298,913           0         243,254     7,542,167
Gerald J. Lewis             7,285,546           0         256,621     7,542,167
John W. McIntyre            7,301,387           0         240,780     7,542,167
Dr. Larry Soll              7,312,661           0         229,506     7,542,167

Proposal 1                  6,808,479     348,973         384,715     7,542,167

We're easy to stay in touch with:
Investor Services: 1-800-525-8025
Personal Account Line: 1-800-424-8085
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.








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